Arden Alternative Strategies II

Series of Arden Investment Series Trust

Prospectus Dated June 26, 2013, as amended on January 31, 2014

Class A Shares (ARETX)

Class C Shares (CARDX)

Class R Shares (RARDX)

Class I Shares (IARDX)

Advisor Class Shares (ARDWX)

This Prospectus describes Arden Alternative Strategies II (the “Fund”), a series of shares offered by Arden Investment Series Trust.

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. Any representation to the contrary is a criminal offense.

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

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SUMMARY OF THE FUND

Investment Objective

The Fund seeks to achieve capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

	Class A	Class C	Class R	Class I	Advisor Class
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load)	1.00%	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.85%	1.85%	1.85%	1.85%	1.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.50%	None	0.25%
Other Expenses (excluding dividend and interest expenses)[1]	0.25%	0.25%	0.25%	0.25%	0.25%
Dividend and Interest Expenses on Short Positions[1]	0.28%	0.28%	0.28%	0.28%	0.28%
Total Other Expenses	0.53%	0.53%	0.53%	0.53%	0.53%
Total Annual Fund Operating Expenses	2.63%	3.38%	2.88%	2.38%	2.63%
Less Fee Waiver/Expense Reimbursement[2]	0.00%	0.00%	0.00%	0.00%	0.00%
Net Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement	2.63%	3.38%	2.88%	2.38%	2.63%

[1]	“Other Expenses” (including dividend and interest expenses) are based on estimates for the current fiscal year.
[2]	The Fund’s investment adviser, Arden Asset Management LLC, and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) described in detail on pages 32-33 of this Prospectus. The Expense Limitation Agreement will remain in effect through the conclusion of the Fund’s third full fiscal year, unless sooner terminated at the sole discretion of the Board. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund’s ordinary operating expenses to exceed the Expense Limitation in effect at the time the expense was paid or absorbed. The Adviser has voluntarily agreed to reduce the Expense Limitation from 2.50% to 1.99% (on an annualized basis) for the first six months of the Fund’s operation.
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Expense Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs at the end of each period would be:

	1 Year	3 Years
Class A	$826	$1,345
Class C	$341	$1,039
Class R	$291	$892
Class I	$241	$742
Advisor Class	$266	$817

Portfolio Turnover. The Fund, which has not yet commenced operations, will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which will not be reflected in annual fund operating expenses or in the Example above, will reduce the Fund’s performance.

Principal Investment Strategies

In pursuing the Fund’s objective, Arden Asset Management LLC (the “Adviser”) seeks to enable the Fund to achieve a low beta to the major equity and fixed income markets, through the allocation of the assets of the Fund among a number of sub-advisers (the “Sub-Advisers”) that employ a variety of alternative investment strategies. The Adviser is responsible for selecting each Sub-Adviser and for determining the amount of Fund assets allocated to each Sub-Adviser. When allocating assets among Sub-Advisers, the Adviser considers a range of factors including each Sub-Adviser’s investment style and historical performance, as well as various characteristics of the Sub-Adviser’s expected investment portfolio.

The main strategies that may be employed by the Fund’s Sub-Advisers include:

•	Relative Value Strategies, which seek to exploit differences in valuation through the simultaneous purchase and sale of related financial instruments;
•	Event Driven Strategies, which involve investing in securities of companies currently or prospectively involved in a wide variety of corporate transactions or other events where the investment thesis is predicated on the anticipated effect of such transactions or events;
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•	Global Macro/Fixed Income Strategies, which seek to analyze macroeconomic variables to identify dislocations and forecast future moves in global asset/securities prices on a directional or relative value basis; and
•	Equity Hedge (Long/Short) Strategies, which seek to identify equities that are trading under or over their perceived intrinsic value or are deemed to be mispriced based on fundamental, statistical, technical or other factors.
•	Tactical and Other Strategies, which relate to a variety of strategic and opportunistic investment strategies not captured above, such as short-term trading opportunities.

As a result of the Sub-Advisers’ strategies, the Fund may invest in long and short positions in, among other investments: equity and fixed income securities of U.S. companies and non-U.S. companies traded on U.S. and non-U.S. exchanges and in the over-the-counter markets, financial futures and options thereon, foreign currency forward contracts, and in asset-based investments such as real estate mortgages and tax liens. Derivatives may be used by the Fund for a variety of purposes, such as to seek economic exposure to one or more alternative strategies, enhance returns, increase investment flexibility, speculate on a targeted investment opportunity, or for hedging purposes. The Sub-Advisers use speculative investment practices including leverage that could increase the Fund’s volatility. Leverage, for example, is created through the Fund’s use of short sales, securities lending and derivatives.

The Sub-Advisers have broad discretion in the types of securities or instruments they may own, the type of trading strategies they may employ, and the amount of leverage they may use. The risk of loss may be significant if a Sub-Adviser employs valuation assumptions or credit judgments that are incorrect, incorrectly evaluates market conditions or the nature and extent of spread relationships, or otherwise makes investment decisions that prove to be unprofitable.

Additionally, up to 20% of the Fund’s assets may be managed directly by the Adviser. The Adviser may invest up to 10% of these assets in hedge funds, funds traded publicly on foreign exchanges, and, to a lesser extent, affiliated and unaffiliated open-end and closed-end registered investment companies (“Underlying Funds”). A portion of the Fund’s net assets (up to 15%) is expected to be invested in one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (each, a “Subsidiary”). Any Subsidiary will be advised by the Adviser and may invest its assets in Underlying Funds or limited liability companies or other business entities (each, a “Trading Entity”), the trading of each of which will be managed on a discretionary basis by a different third-party manager or Sub-Adviser, typically a commodity trading advisor (a “Trading Advisor”) pursuant to such Trading Advisor’s commodity-related investment program (a “managed futures program”). All or a portion of a Subsidiary’s assets may also be managed directly by a Trading Advisor which, in this case, would serve as a Sub-Adviser to the Subsidiary and indirectly the Fund.

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Principal Investment Risks

The Fund’s investments are subject to a variety of risks that may cause the Fund’s net asset value to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. Also, there is no assurance that the Adviser or the Sub-Advisers will achieve the Fund’s objective.

As an investor in the Fund, your investment is subject to the following risks:

•	Multi-Manager Risk is that the success of the Fund’s investment strategy depends on, among other things, the Adviser’s ability to select Sub-Advisers to implement the Fund’s investment objective and the Adviser’s success in allocating assets to those Sub-Advisers.
•	Event-Driven Trading involves the risk that the event identified may not occur as anticipated or may not have the anticipated effect, which may result in a negative impact upon the market price of securities held by the Fund.
•	Equity Market Risk is the risk that the market value of the securities in which the Fund invests may fall or fail to rise.
•	Market Volatility Risk is the risk that markets are volatile and the values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market values.
•	Company Risk is the risk that a company in which the Fund is invested may perform poorly, and therefore, the value of its stocks and other securities may decline.
•	Differential Strategy Risk. Based on various business, regulatory and other considerations, the Adviser and Sub-Advisers may choose to pursue an investment strategy for the Fund which differs from the investment strategies pursued by other funds, accounts or other investment vehicles managed by the Adviser or Sub-Adviser (“Related Accounts”), which could adversely affect the Fund as such differences could cause the Fund’s performance to deviate materially from those of the Related Accounts.
•	Risks of Foreign Investing is the risk that because the Fund may invest in foreign securities, the Fund may be subject to the risks associated with foreign securities, such as country risk (the potentially adverse political, economic and other conditions of the country), currency risk (the constantly changing exchange rate between a local currency and the U.S. dollar) and custody risk (the risk associated with the process of clearing and settling Fund trades in foreign markets). This risk also includes the risk of investing in offshore funds, which are not subject to the investor protections of the Investment Company Act of 1940 (the “1940 Act”) and also give rise to the aforementioned risks of foreign investing. Changes in tax and other laws could also adversely affect investments in offshore Underlying Funds.
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•	Emerging and Developing Markets Risk is the risk associated with the Fund’s investments in securities of companies located or traded in developing or emerging markets, which are at an early stage of development and are significantly volatile. Therefore, the above risks of foreign investing are often more pronounced in these markets.
•	Derivatives may be a significant component of the Fund’s investment strategy. Derivatives are subject to the risk that gains or losses may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss. Derivatives will typically increase exposure to the principal risks to which the Fund is otherwise exposed, and are subject to the following additional risks:
	o	Counterparty credit risk (the risk that a counterparty to the derivative instrument becomes bankrupt, insolvent, enters administration, liquidates or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment, and any recovery may be delayed);
	o	Hedging risk (the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains);
	o	Correlation risk (the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses);
	o	Liquidity risk (the risk that the derivative instrument may be difficult or impossible to sell or terminate); and
	o	Leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument).
•	Derivatives Futures Risk is the risk that the Fund may be exposed to if it enters into futures contracts, including currency, bond, commodity, index and interest rate futures, for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. These risks are in addition to the general “Derivatives Risks” described above.
•	Derivatives Options Risk is the risk that the Fund may be exposed to when it purchases or sells call or put options, which are in addition to the risks relating to “Derivatives” described above. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit that might have realized had it bought the underlying security at the time it purchased the call option. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price. If the Fund sells a call option on an underlying asset that the Fund owns and the underlying asset has increased in value when the call option is exercised, the Fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price.
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•	Derivatives Swaps Risk involves greater risks than direct investment in the underlying securities, because swaps are subject to the risks relating to “Derivatives” described above. Further, total return swaps are also subject to the particular risk that the swaps could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses.
•	Short Sales are expected to comprise a significant component of the Fund’s investment strategy. It is considered a speculative investment practice. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. Short sales may also subject the Fund to leverage risk (i.e., the risk that losses could well exceed the Fund’s investment). This can occur, for example, when the Fund fails to earn as much on an investment purchased with borrowed funds as it pays for the use of those funds. There can be no assurance that securities necessary to cover a short position will be available for purchase.
•	Debt Securities held by the Fund are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. The Fund may invest in “high yield”, lower rated (or unrated) securities (commonly referred to as “junk bonds”). These instruments are considered speculative and have a much greater risk of default, thereby subjecting the Fund to greater degrees of credit risk (risk of loss) and interest rate risk than higher-rated securities.
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•	Convertible Securities held by the Fund are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the stock into which they convert, and are thus subject to market risk.
•	Leverage. Some or all of the Fund’s Sub-Advisers may borrow money from banks for investment purposes and, thus, the Fund may make margin purchases of securities, to the extent permitted by the 1940 Act. This practice, which is known as “leverage,” is speculative and can involve significant risk of loss. The Fund is also subject to leverage risk in connection with the Sub-Advisers’ speculative investment practices, such as using short sales, securities lending, reverse repurchase agreements, derivatives or other instruments where the risk of loss exceeds the amount invested.
•	Leverage – Securities Lending. The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. These loans will be secured by collateral designated by the Adviser (consisting of cash and/or liquid securities) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund will be entitled to the interest and dividends on its loaned securities. These loans are expected to be used to leverage the Fund’s assets – i.e., while the Fund continues to receive the income on the loaned securities, it can invest the cash collateral received in any securities or instruments consistent with the Fund’s investment objective and earn returns thereon. The Fund will be required to return the collateral with interest at a predetermined fixed or floating rate and because the Fund’s interest obligation and transaction costs may turn out to be greater or less than the return on the Fund’s investment of the collateral, the Fund may lose or gain from engaging in the securities lending transaction.

Annual Total Returns

A bar chart and past performance table are not included in this Prospectus because the Fund has not completed a full calendar year of operations. After completion of its first calendar year of operations, the Fund will present these items and compare its performance to the performance of an index (showing how the Fund’s average annual returns over various periods compare with those of its index).

Fund Management

Investment Adviser. Arden Asset Management LLC, located at 375 Park Avenue, 32nd Floor, New York, New York 10152, manages the investments of the Fund pursuant to an investment advisory agreement.

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Portfolio Managers of the Adviser. The overall management of the Fund’s portfolio is the responsibility of the Adviser’s Investment Committee, which is comprised of Averell H. Mortimer, Henry P. Davis, Ian McDonald and Shakil Riaz.

The Investment Committee is responsible for analysis of investment strategies, including strategies to be added to the Fund, and searches for and research on new potential Sub-Advisers and for security selection when the Adviser invests the Fund’s assets directly. Each member of the Investment Committee has managed the Fund since its inception.

Sub-Advisers. The Fund’s Board has approved the following sub-advisers for the Fund:

Investment Strategy	Sub-Adviser
Event Driven	Babson Capital Management LLC
Equity Hedge (Long/Short)	Chilton Investment Company, LLC
Relative Value	CQS (US), LLC
Global Macro/Tactical and Other	D. E. Shaw Investment Management, L.L.C.
Global Macro	Eclectica Asset Management LLP
Global Macro	Estlander and Partners, Ltd.
Relative Value	MatlinPatterson -- MPAM Credit Trading Partners,L.P.
Equity Hedge (Long/Short)	Numeric Investors LLC
Relative Value (Equity)	PEAK6 Advisors LLC
Relative Value (Equity)	Santa Fe Partners LLC
Event Driven	York Registered Holdings, L.P.

In the discretion of the Adviser, at any time, the Fund may have no assets allocated to one or more Sub-Adviser(s) (i.e., a zero allocation). In fact, at the inception of the Fund (based on a variety of factors, including expected Fund asset levels), it is currently expected that only a minority subset of the above Sub-Advisers will be allocated Fund assets to manage. Allocations may change at any time (or not at all).

Purchase and Sale of Fund Shares

The minimum initial investment for Class A, Class C, Class R Shares and Advisor Class Shares is $1,000. Subsequent investments for those classes must be made in amounts of $500 or more. Class I Shares are only offered to certain eligible investors meeting a minimum initial investment of $100,000 (with subsequent investments subject to a $1,000 minimum). The Fund may also change minimum investment amounts at any time. The Fund retains the right to refuse to accept an order.

Eligible shareholders may purchase or redeem Fund shares on any business day by written request via mail (Arden Alternative Strategies II Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-855-592-7336 (1-855-59-ARDEN), or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

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Class A and Class C Shares are offered for investment through authorized securities brokers and other financial intermediaries. Class R Shares are available through eligible employee benefit plans (“Qualified Plans”) approved by the Fund or the Adviser. Advisor Class Shares are primarily offered to investors through the following types of products, programs or accounts offered by financial intermediaries: (1) self-directed accounts on transaction-based platforms that may or may not charge a transaction fee; (2) employer-sponsored retirement plans; (3) certain broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts; and (4) insurance products and bank/trust products where fees are being charged.

Class I Shares are offered to investors meeting the $100,000 minimum initial investment that fall into one or more of the following categories: (1) other mutual funds, endowments, foundations, bank trust departments or trust companies; (2) retirement plans (such as 401(a), 401(k) or 457 plans) meeting a $5 million minimum initial investment amount; (3) registered investment advisers investing on behalf of certain clients in exchange for an advisory, management or consulting fee; (4) certain broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts; and (5) clients of the Adviser. Class I Shares may also be offered for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board.

Tax Information

In general, Fund distributions are taxable to you, for federal income tax purposes, as ordinary income, qualified dividend income or capital gains. This is true whether you reinvest your distributions in additional Shares or receive them in cash. When you sell Shares, you may have a capital gain or loss.

Financial Intermediary Compensation

The Fund may pay service fees to intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose Shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

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The Adviser or the Fund’s distributor, out of their own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell Shares of the Fund. These payments and compensation are in addition to service fees paid by the Fund, if any. Payments are generally made to intermediaries that provide shareholder servicing, marketing support or access to sales meetings, sales representatives and management representatives of the intermediary. Compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs. Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to the Fund. The Adviser or the Fund’s distributor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the Shares sold.

These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit its website for more information.

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More information about investment Objective,
Strategies and Related Risks

More Information about the Fund’s Principal Investment Strategies.

The Fund seeks to achieve its investment objective through a multi-manager approach by which the Adviser allocates the assets of the Fund among a number of Sub-Advisers that employ a variety of alternative investment strategies. The Adviser is responsible for selecting each Sub-Adviser and for determining the amount of Fund assets allocated to each Sub-Adviser. The Adviser seeks to identify Sub-Advisers that, based on their investment strategies and historical performance, have the potential, in the opinion of the Adviser, to perform independently of each other and enable the Fund as a whole to achieve a low beta to the major equity and fixed income markets.

The main strategies that may be employed by the Fund and its Sub-Advisers include: relative value, event driven, global macro/fixed income, equity hedge and tactical investment strategies. The Adviser also may allocate the Fund’s assets to additional strategies in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by the Adviser or Sub-Advisers.

The Fund may invest in long and short positions in, among other investments: equity and fixed income securities of U.S. companies and non-U.S. companies traded on U.S. and non-U.S. exchanges and in the over-the-counter markets, exchange-traded funds (“ETFs”), financial futures and options thereon, foreign currency forward contracts, and in asset-based investments such as real estate mortgages and tax liens. Derivatives may be used by the Fund for a variety of purposes, such as to enhance returns, increase investment flexibility or speculate on a targeted investment opportunity, or for hedging purposes. In addition, the Fund may use derivatives products, such as total return swaps, options or other instruments, for purposes of seeking economic exposure to various alternative investment strategies.

The Sub-Advisers have broad discretion in the types of securities or instruments they may own, the type of trading strategies they may employ, and the amount of leverage they may use. The risk of loss may be significant if a Sub-Adviser employs valuation assumptions or credit judgments that are incorrect, incorrectly evaluates market conditions or the nature and extent of spread relationships, or otherwise makes investment decisions that prove to be unprofitable.

Additionally, up to 20% of the Fund’s assets may be managed directly by the Adviser. The Adviser may invest up to 10% of these assets in hedge funds (i.e., funds that rely on Sections 3(c)(1) or 3(c)(7) of the 1940 Act, excluding any Subsidiary, which is not subject to this limitation), funds traded publicly on foreign exchanges, and, to a lesser extent, affiliated and unaffiliated open-end and closed-end registered investment companies (“Underlying Funds”). A portion of the Fund’s assets (up to 15%) is expected to be invested in one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (a “Subsidiary”). Any Subsidiary will be advised by the Adviser and may invest its assets in Underlying Funds or limited liability companies or other business entities (each, a “Trading Entity”), the trading of each of which will be managed on a discretionary basis by a different third-party manager or Sub-Adviser, typically a commodity trading advisor (a “Trading Advisor”) pursuant to such Trading Advisor’s commodity-related investment program (a “managed futures program”). All or a portion of a Subsidiary’s assets may also be managed directly by a Trading Advisor which, in this case, would serve as a Sub-Adviser to the Subsidiary and indirectly the Fund.

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The Adviser may allocate assets to Underlying Funds or the Subsidiary in circumstances where, for example, a Sub-Adviser is not available to implement a particular strategy or style sought by the Adviser, or pending approval of a Sub-Adviser by the Board. In addition, the Adviser may use derivatives products for the Fund, such as total return swaps, contracts for differences, options or managed derivatives products, for purposes of seeking economic exposure to various alternative investment strategies, producing incremental earnings or hedging existing positions and for investment flexibility.

The Adviser allocates the assets of the Subsidiary among the Trading Entities or Trading Advisors typically to provide exposure to managed futures programs or Underlying Funds employing managed futures or other strategies. The Adviser expects the Trading Advisors to trade independently of each other and, as a group, to employ a wide variety of systematic, relative value and discretionary managed futures programs in the global currency futures, fixed income futures, commodity futures and equity futures markets.

The main strategies that may be employed by the Fund include:

Relative Value. Relative value strategies typically seek to exploit differences in valuation through the simultaneous purchase and sale of related financial instruments and can include the following strategies:

—	Credit - Relative Value. This strategy involves seeking to exploit differences in relative pricing between securities within an issuer’s capital structure or between related instruments referencing an issuer or issuers where historical relationships are mis-priced and there is reason to believe they may converge or diverge. These strategies are generally implemented by taking off-setting long and short positions in similar or related securities when their values, which are historically or mathematically interrelated, are temporarily distorted. This strategy also encompasses Sub-Advisers who trade credit exposures on a fundamental basis seeking returns from both long and short positions. Credit Relative Value strategies primarily trade corporate debt instruments, bank loans and municipal bonds, however they may also invest in equities and credit derivatives (both single name and indices).
—	Equity (Market Neutral – Fundamental/Trading). This strategy utilizes primarily discretionary, qualitative processes to select securities and construct equity portfolios that are typically sought to be managed with relatively low net long or short exposure–typically +/-20%. This strategy incorporates both high-turnover active trading styles, as well as longer-horizon fundamentally oriented investment approaches.
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—	Equity (Market Neutral – Quantitative). This strategy utilizes quantitative processes to screen and select securities and to construct portfolios that are typically sought to be managed with a relatively low long/short net exposure. The strategy typically incorporates longer term fundamentally-driven strategies and short term technically-driven statistical arbitrage strategies.
—	Fixed Income Relative Value. This strategy focuses on taking advantage of temporary pricing anomalies in, along, and between related instruments in interest rate and currency markets (both through direct trades and related derivative instruments). Trades are often based on deviations from historical relationships, with the expectation of mean reversion over time or a catalyst generating the correction. Trades can be directional or conditional in nature and are almost always expressed through derivative transactions, including futures, interest rate swaps, options, options on swaps and forwards.
—	Convertible Arbitrage. This strategy typically involves seeking to take advantage of the convex price relationship between a convertible bond and the underlying equity by buying the convertible security and simultaneously trading a short position in the underlying equity according to the changing price relationship. (The “convex price relationship” means that as the value of a bond yield increases, the price of the bond decreases.)
—	Volatility Arbitrage. This strategy involves seeking to exploit mis-pricings in volatility between options or between the relative volatility of options versus their underlying securities, primarily in equity and fixed income markets, but also in credit and currency markets.

Event-Driven. Event-driven strategies, a number of which are depicted below, involve investing in securities of companies currently or prospectively involved in a wide variety of corporate transactions or other events where the investment thesis is predicated on the anticipated effect of such transactions or events. Such events may include mergers, acquisitions, recapitalizations, restructurings, spinoffs, divestitures, management change, new products or offerings, and other situations which alter a company’s structure, strategy or prospects.

—	Equity – Event. This strategy focuses on catalyst-driven investment opportunities which may arise from a wide range of company-specific or industry-related events, legislative or regulatory changes, industry consolidations or other events.
—	Credit – Event. This strategy involves investing in catalyst-driven opportunities created by significant events, such as spin-offs, mergers and acquisitions, industry consolidations, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks and other extraordinary corporate restructurings. Trades are primarily expressed in the debt securities of companies, but may include all parts of a company’s capital structure including equity. This strategy also incorporates other credit or fixed income instruments such as municipal bonds and loan origination investments, which typically focus on providing asset-based loans, real estate-related investments, bridge financing, and mezzanine financing.
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—	Risk Arbitrage. This strategy involves investing in securities of companies that are subject to publicly announced corporate events such as an acquisition, merger, divestiture, tender offer or exchange offer. Typically, the share price of the target company will trade at a discount to the purchase price offered by the acquiring company due to uncertainty regarding the successful completion of the transaction. Successful execution of the strategy requires the manager to assess the probability and likely timing of the proposed transaction being completed. The Sub-Adviser must then determine whether the spread between the offer price and the market price provides sufficient compensation for assuming the risk of the transaction failing to complete. Where the Sub-Adviser concludes that a transaction is likely to fail, the trade will consist of a short position in the target company and long position in the acquiring company.
—	Stressed/Distressed Credit. This strategy involves investing in securities of companies under financial stress or involved in formal bankruptcy proceedings. While the strategy is predominantly oriented towards debt instruments, investments may be made across a company’s capital structure (including bank loans, bonds, subordinated debt and equity). Derivatives such as credit default swaps and listed options may be used both for hedging purposes and to express risk.

Global Macro. Macro strategies (examples of which are depicted below) seek to analyze macroeconomic variables to identify dislocations and forecast future moves in global asset/securities prices on a directional or relative value basis. A variety of different trading and investing styles can be utilized to identify opportunities across an unconstrained universe of markets and products.

—	Discretionary Global. This strategy involves using fundamental and macroeconomic inputs to identify investment opportunities across a broad array of asset classes and geographies. Certain Sub-Advisers may exhibit greater specialization in a particular asset class or region where they are able to leverage a greater informational advantage, given prior experience or mandate focus. This strategy is often not market neutral and typically involves directional trades as well as relative value spread trades between related instruments.
—	Systematic Relative Value / CTA (Commodity Trading Advisors). This strategy employs a model driven approach to trading within major global asset classes, including equities, interest rates, commodities and currencies, as well as futures and options instruments. The strategy may be expressed with a relative value or directional bias and include both fundamental and purely technical (price, volume, open interest etc.) inputs. For CTAs, the investment universe is typically limited to exchange listed futures and trade signals are generally based on indicators such as moving averages, crossovers (oscillators), breakouts, relative strength indices (RSIs), and other chart/pattern based indicators. CTA strategies tend to be counter-cyclical to traditional markets and rely on momentum and market trends.
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Equity Hedge (Long/Short) Strategies. The Fund may also utilize Equity Long/Short strategies, which seek to identify equities that are trading under or over their perceived intrinsic value or are deemed to be mispriced based on fundamental, statistical, technical or other factors. Certain of these strategies are generally implemented by employing rigorous bottom up fundamental research to properly incorporate all available company specific news and information to determine if the market has under or over-discounted the fair value of a stock thereby presenting buying or selling opportunities.

Tactical and Other Strategies. Sub-Advisers may invest in a variety of strategic and opportunistic investment strategies not captured above, such as short-term trading opportunities. Many of the Sub-Advisers have the discretion to invest in multiple strategies or to use combinations of the strategies summarized above. The Adviser and the Sub-Advisers also have the discretion to invest in high quality fixed income securities, cash and cash equivalents. The Adviser may, in its discretion, select Sub-Advisers who trade in non-U.S. markets and/or securities that are not U.S. dollar-denominated.

The following strategies may be employed by the approved Sub-Advisers:

Investment Strategy	Sub-Adviser
Event Driven	Babson Capital Management LLC
Equity Hedge (Long/Short)	Chilton Investment Company, LLC
Relative Value	CQS (US), LLC
Global Macro/Tactical and Other	D. E. Shaw Investment Management, L.L.C.
Global Macro	Eclectica Asset Management LLP
Global Macro	Estlander and Partners, Ltd.
Relative Value	MatlinPatterson -- MPAM Credit Trading Partners L.P.
Equity Hedge (Long/Short)	Numeric Investors LLC
Relative Value (Equity)	PEAK6 Advisors LLC
Relative Value (Equity)	Santa Fe Partners LLC
Event Driven	York Registered Holdings, L.P.

In the discretion of the Adviser, at any time, the Fund may have no assets allocated to one or more Sub-Adviser(s) (i.e., a zero allocation). In fact, at the inception of the Fund (based on a variety of factors, including expected Fund asset levels), it is currently expected that only a minority subset of the above Sub-Advisers will be allocated Fund assets to manage. Allocations may change at any time (or not at all).

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Babson Capital Management LLC

The Board has approved the retention of Babson Capital Management LLC as a sub-adviser to the fund to manage a portion of the Fund’s assets using Event Driven strategies. Babson Capital Management LLC is located at 1500 Main Street, Springfield, MA 01115.

Chilton Investment Company, LLC

The Board has approved the retention of Chilton Investment Company, LLC as a sub-adviser to manage a portion of the Fund’s assets using Equity Hedge (Long/Short) strategies. Chilton Investment Company, LLC is located at 1290 East Main Street, Floor 1, Stamford, CT 06902.

CQS (US), LLC

The Board has approved the retention of CQS (US), LLC as a sub-adviser to manage a portion of the Fund’s assets using Relative Value - Credit strategies. CQS (US), LLC is located at 152 West 57th Street, 40th Floor, New York, NY 10019.

D. E. Shaw Investment Management, L.L.C.

The Board has approved the retention of D. E. Shaw Investment Management, L.L.C. as a sub-adviser to manage a portion of the Fund’s assets using Global Macro/Tactical and Other strategies. D. E. Shaw Investment Management, L.L.C. is located at 1166 Avenue of the Americas, Ninth Floor, New York, New York 10036.

Eclectica Asset Management LLP

The Board has approved the retention of Eclectica Asset Management LLP as a sub-adviser to manage a portion of the Fund’s assets using Global Macro strategies. Eclectica Asset Management LLP is located at 6 Salem Road, London W2 4BU, United Kingdom.

Estlander and Partners, Ltd.

The Board has approved the retention of Estlander and Partners, Ltd. as a sub-adviser to manage a portion of the Fund’s assets using Global Macro-Systematic Relative Value / CTA strategies. Estlander and Partners, Ltd. is located at Pohjoisesplanadi 25 B 2nd fl., FIN-00100 Helsinki, Finland.

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MatlinPatterson -- MPAM Credit Trading Partners L.P.

The Board has approved the retention of MPAM Credit Trading Partners L.P. as a sub-adviser to manage a portion of the Fund’s assets using Relative Value – Credit strategies. MPAM Credit Trading Partners L.P. is located at 600 Superior Avenue East, Suite 2550, Cleveland, OH 44114.

Numeric Investors LLC

The Board has approved the retention of Numeric Investors LLC as a sub-adviser to manage a portion of the Fund’s assets using Equity Hedge (Long/Short) – Quantitative strategies. Numeric Investors LLC is located at 470 Atlantic Avenue, 6th floor, Boston, MA 02210.

PEAK6 Advisors LLC

The Board has approved the retention of PEAK6 Advisors LLC as a sub-adviser to manage a portion of the Fund’s assets using Relative Value – Equity (Market Neutral – Fundamental/Trading) strategies. PEAK6 is located at 141 W. Jackson Boulevard, Suite 500, Chicago, IL 60604.

Santa Fe Partners LLC

The Board has approved the retention of Santa Fe Partners LLC as a sub-adviser to manage a portion of the Fund’s assets using Relative Value – Equity (Market Neutral – Quantitative) strategies. Santa Fe Partners LLC is located at 1512 Pacheco Street, Suite D202, Santa Fe, NM 87505.

York Registered Holdings, L.P.

The Board has approved the retention of York Registered Holdings, L.P. as a sub-adviser to manage a portion of the Fund’s assets using Event Driven strategies. York Registered Holdings, L.P. is located at 767 Fifth Avenue, New York, NY 10153.

Sub-Adviser Selection Process. The Adviser is responsible for selecting Sub-Advisers and determining the portion of the Fund’s assets to be allocated to each Sub-Adviser. Sub-Advisers are generally chosen on the basis of some or all of the following selection criteria established by the Adviser: an analysis of the Sub-Adviser’s performance during various time periods and market cycles, the Sub-Adviser’s reputation, experience, training and investment philosophy, process and policies, the Sub-Adviser’s operational strength and resources, whether the Sub-Adviser has an identifiable track record and/or the degree to which the Sub-Adviser has a personal investment in the investment program. Sub-Advisers, however, are not required to follow the same investment style they follow in their Related Accounts. They may take into account various business, regulatory and other considerations when investing the Fund’s assets, so that the historical performance of such Related Accounts may not be representative of the potential performance of the Fund assets allocated to the Sub-Advisers.

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The Fund’s multi-asset, multi-manager structure seeks to take advantage of broad market opportunities. The Fund will not follow a rigid investment policy that would restrict it from participating in any market, strategy or investment. In fact, the Fund’s assets may be deployed in whatever markets or strategies are deemed appropriate under prevailing economic and market conditions to attempt to achieve long-term capital appreciation. The Adviser monitors each Sub-Adviser on a regular basis, by reviewing, among other things, information on performance, portfolio exposures and risk characteristics. The identity and number of Sub-Advisers is likely to change over time. Based on the Adviser’s ongoing evaluation of the Sub-Advisers, the Adviser may, at any time, adjust allocations among Sub-Advisers, or make recommendations to the Fund’s Board of Trustees with respect to the hiring, termination or replacement of Sub-Advisers.

Principal Risks

The Fund’s investments are subject to a variety of risks which may cause the Fund’s net asset value (the “NAV”) to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including, but not limited to, the Adviser’s allocation decisions. Many of the Fund’s strategies involve “speculative” investment programs. Thus, as an investor in the Fund, you could be subject to much greater risk of loss than an investor in other mutual funds. Also, there is no assurance that the Adviser or the Sub-Advisers will achieve the Fund’s objective.

As an investor in the Fund, your investment is subject to the following risks:

Multi-Manager Risk. Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of its goal. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers and on a Sub-Adviser’s skill in executing the relevant strategy and selecting investments for the Fund. There can be no assurance that the Adviser or Sub-Advisers will be successful in this regard.

The investment strategies employed by the Sub-Advisers may not be complementary, which could adversely affect the performance of the Fund. In addition, the Sub-Advisers may have little experience managing mutual funds which, unlike hedge funds (with which the Sub-Advisers are experienced), are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.

Event-Driven Trading involves the risk that the special situation identified may not occur as anticipated and that this has a negative impact upon the market price of a stock.

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Equity Market Risk. The market value of the securities in which the Fund is invested may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or global markets as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small companies, which tend to be more vulnerable to adverse developments. In addition, investments in a particular region or developing or emerging countries may cause the Fund to underperform other mutual funds if that country, region or group of countries falls out of favor with the relevant markets.

Market Volatility Risk. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market values. Changes in the financial condition of a single issuer can impact the market as a whole. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance. Market volatility may disrupt a Sub-Adviser’s investment program if it abruptly changes pricing relationships on which the Sub-Adviser was basing an arbitrage strategy. Similarly, it may disrupt event-driven strategies if abrupt changes cause the parties to alter or abandon the event on which a Sub-Adviser was basing its investment strategy. Because many investors buy stocks on margin, increases in interest rates generally reduce market prices of equities. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets.

Company Risk. A company may perform poorly, and therefore, the value of its stocks and other securities may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructuring, fraudulent disclosures or other factors.

Differential Strategy Risk. Based on various business, regulatory and other considerations, the Adviser and Sub-Advisers may choose to pursue an investment strategy for the Fund which differs from the investment strategies pursued by the Adviser’s or Sub-Advisers’ Related Accounts. This may result in the Adviser or Sub-Advisers making purchase or sale decisions for Related Accounts which differ from or are contrary to the purchase or sale decisions they make for the Fund, which could adversely affect the Fund as such differences could cause the Fund’s performance to deviate materially from those of the Related Accounts.

Risks of Foreign Investing. The Fund may invest in foreign securities, which are subject to the following risks in addition to the risks normally associated with domestic securities of the same type:

—	Country risk refers to the potentially adverse political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times, it may be difficult to sell foreign securities at desirable prices.
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—	Currency risk refers to the constantly changing exchange rate between a local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

—	Custody risk refers to the process of clearing and settling Fund trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

Emerging and Developing Markets Risk. The Fund may invest in securities of companies located or traded in developing or emerging markets. The foregoing risks of foreign investing are more pronounced with respect to these securities due to the dramatic pace of change (economic, social and political) in these countries. Many of these markets are at an early stage of development and are significantly volatile. They can be marked by extreme inflation, devaluation of currencies, dependency on certain trade partners and hostile relations.

Liquidity Risk. Liquidity risk is the risk arising from a lack of marketability of certain securities, which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forgo another, more appealing investment opportunity.

Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies.

Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss. Derivatives will typically increase exposure to the principal risks to which the Fund is otherwise exposed, and the following additional risks:

—	Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt, insolvent, enters administration, liquidates or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. As mentioned below, the Fund may have one or more prime brokerage relationships which further magnifies counterparty credit risk as certain derivative transactions are likely to be concentrated among one or two counterparties, and therefore increase the Fund’s credit risk exposure to such counterparties.
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—	Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

—	Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

—	Liquidity risk is the risk that an instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the Adviser or Sub-Adviser would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or forgoing another, more appealing investment opportunity.

—	Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Asset-Backed Securities Risk. The Fund may invest in asset-backed securities. The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Derivatives Risk - Futures Contracts. The Fund may enter into futures contracts, including currency, bond, commodity, index and interest rate futures, for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. These risks are in addition to the general “Derivatives Risks” described above.

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Derivatives Risk – Options. The Fund may purchase call or put options. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit that might have realized had it bought the underlying security at the time it purchased the call option. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price. If the Fund sells a call option on an underlying asset that the Fund owns and the underlying asset has increased in value when the call option is exercised, the Fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price.

These risks are in addition to the general “Derivatives Risks” described above.

Derivatives Risk – Swaps. Swaps involve greater risks than direct investment in the underlying securities, because swaps are subject to the risks related to “Derivatives” described above. Total return swaps are also subject to the particular risk that the swaps could result in losses if the underlying asset or reference does not perform as anticipated. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Such transactions can have the potential for unlimited losses.

Short Sales. Short sales are expected to comprise a significant component of the Fund’s investment strategy. It is considered a speculative investment practice. A Sub-Adviser may attempt to limit the Fund’s exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Sub-Adviser believes possess volatility characteristics similar to those being hedged. In addition, Sub-Advisers use short sales for non-hedging purposes to pursue their investment objectives. For example, a Sub-Adviser may effect a short sale of a security if, in the Sub-Adviser’s view, the security is over-valued in relation to the issuer’s prospects for growth.

To effect a short sale, the Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. This investment technique is considered speculative. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. Short sales may also subject the Fund to leverage risk (í.e., the risk that losses could well exceed the Fund’s investment). There can be no assurance that securities necessary to cover a short position will be available for purchase.

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When effecting short sales of securities, the Fund will receive a dollar amount (the “net short proceeds”) equal to the value of the securities sold short and may deposit and retain such net short proceeds with the brokerage firm through which it effected the short sale transactions (a “Prime Broker”). Currently, the Fund’s Prime Broker is a J.P. Morgan entity. The Fund may add one or more additional Prime Brokers. Because the Fund effects short sales as part of its principal investment strategy, the short proceeds deposited with the Prime Broker could represent a material portion of the Fund’s total assets. This may expose the Fund to significant risks or difficulty in obtaining access to its assets in the event of the default or bankruptcy of its Prime Broker. The Adviser will monitor the creditworthiness of a Prime Broker.

Debt Securities. All debt securities held by the Fund are subject to certain risks. One risk is that the issuer may not be able to meet its principal or its interest-payment obligations. Another risk is that the value of debt securities generally declines as interest rates rise. The value of debt securities may also decline as a result of a change in market perception of the creditworthiness of the issuer and a change in general market liquidity. Any decline in the value of debt securities as a result of changes in credit quality or future interest rates will generally be greater for securities having longer maturities. Non-investment grade securities, especially “high-yield” bonds (commonly referred to as “junk bonds”), which are speculative investments, have a much greater risk of default and are more sensitive to risks such as credit risk and interest rate risk. In addition, the markets for non-investment grade securities may be thinner and less active than the markets for investment grade securities.

Convertible Securities. Convertible securities held by the Fund may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The Fund may engage in direct borrowings from banks, and may enter into derivatives, short sales, securities lending, reverse repurchase agreements, and other transactions, all of which subject the Fund to leverage risk. The use of leverage may make any change in the Fund’s net asset value even greater and thus result in increased volatility of returns. The Fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can also create an interest or other transactional expense that may lower the Fund’s overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful. Reverse repurchase agreements, which may be viewed as a form of borrowing and thus subject the Fund to leverage risk, are agreements in which the Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the additional risk that the market value of the security sold by the Fund may decline below the price at which the Fund must repurchase the security.

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Leverage Risk – Securities Lending. The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. These loans will be secured by collateral designated by the Adviser (consisting of cash and/or liquid securities) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to the interest and dividends on its loaned securities. These loans are expected to be used to leverage the Fund’s assets – i.e., while the Fund continues to receive the income on the loaned securities, it can invest the cash collateral received in any securities or instruments consistent with the Fund’s investment objective and earn returns thereon. The Fund will be required to return the collateral with interest at a predetermined fixed or floating rate and because the Fund’s interest obligation and transaction costs may turn out to be greater or less than the return on the Fund’s investment of the collateral, the Fund may lose or gain from engaging in the securities lending transaction. See “Leverage Risk.”

A loan may be terminated at any time by the borrower, or by the Fund upon notice. Upon termination, the borrower is obligated to return the loaned securities within three business days (one day in the case of government securities). Any gain or loss in the market price of the loaned securities during the course of the loan continues to inure to the Fund’s benefit or risk. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. The Fund will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities.

CFTC Regulation. In implementing the Fund’s investment strategy, the Fund does not intend to qualify for an exemption from registration as a commodity pool under the recently revised Commodity Futures Trading Commission (the “CFTC”) Rule 4.5. Accordingly, the Fund will be a commodity pool under the Commodity Exchange Act of 1974, as amended (the “CEA”) and the Adviser has applied for registration as a “commodity pool operator” under the CEA. The CFTC’s and SEC’s overlapping regulations on matters such as disclosure, reporting and recordkeeping are generally harmonized. Nevertheless, compliance with the CFTC’s new regulatory requirements (on top of the SEC’s registration and compliance burdens) could increase Fund expenses, adversely affecting the Fund’s total return.

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Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. There is no assurance that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Statement of Additional Information (“SAI”) contains further details about particular types of investment strategies and hedging techniques that may be utilized by the Adviser or a Sub-Adviser, as well as the risks associated with those strategies and techniques.

Additional Risk Factors. Because of the types of securities in which Sub-Advisers may invest and the investment techniques the Sub-Advisers may use, the Fund is designed for investors who are investing for the long term. Adverse changes in overall market prices and the prices of investments held by the Fund can occur at any time and there is no assurance that the Fund will achieve its investment objective. When you redeem your Fund Shares, they may be worth more or less than what you paid for them. The Fund is subject to certain risk factors in addition to the principal risks described earlier, including:

Investments in Underlying Funds. The Fund’s investments in Underlying Funds subject the Fund indirectly to the underlying risks of the Underlying Funds. Investments in the securities of other funds involve duplication of advisory fees and certain other expenses. By investing in an another fund, the Fund becomes a shareholder of that fund. As a result, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other fund, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. All, or a substantial portion of, the Underlying Funds may not be registered investment companies and, thus, are not subject to protections afforded by the 1940 Act, covering, among other areas, liquidity requirements, governance by an independent board, affiliated transaction restrictions, leverage limitations, public disclosure requirements and custody requirements.

Certain Underlying Funds (not expected to exceed 5% of the Fund’s net assets, if any) may also not provide the Fund with the liquidity the Fund requires and would thus subject the Fund directly to “liquidity risk” described above. Further, even if an investment in an Underlying Fund is deemed liquid at the time of investment, the Underlying Fund may, in the future, alter the nature of its investments and cease to be a liquid investment fund, subjecting the Fund directly to “liquidity risk.”

Managed Futures Strategy/Commodities Risk. Exposure to the commodities markets (including financial futures markets) through investment in managed futures programs may subject the Fund or the Subsidiary to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

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Market Capitalization Risk (Small-, Mid- and Large-Cap Stocks Risk). To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of smaller companies, often with lower volatility. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. There may also be less trading in small- or mid-cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large-cap stocks.

Quantitative Model Risk. The Fund may use quantitative methods to select investments. Securities or other investments selected by a Sub-Adviser using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in a Sub-Adviser’s quantitative analyses or models, or in the data on which they are based, could adversely affect the Sub-Adviser’s effective use of such analyses or models effectively, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Depositary Receipts. Depositary receipts may be issued in a sponsored program, where an issuer has made arrangements to have its securities traded in the form of depositary receipts, or in an unsponsored program, where the issuer may not be directly involved. The holders of depositary receipts that are unsponsored generally bear various costs associated with the facilities, while a larger portion of the costs associated with sponsored depositary receipts are typically borne by the foreign issuers. Investments in unsponsored depositary receipts may be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. depository, may not provide additional financial and other information to the depository or the investor, or that such information in the U.S. market may not be current. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities. Available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than would be the case if the receipts were sponsored by the issuers.

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Restricted and Illiquid Investments. Although the Fund will invest primarily in liquid, publicly traded securities, certain investments may not have an active trading market, may be restricted or may be illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Because of the absence of a trading market for illiquid investments, the Fund may not be able to sell such investments at prices approximating those at which the Fund values them or at the times it desires to do so. This may adversely affect the Fund’s net asset value. Illiquid securities may trade at a discount from comparable liquid investments and may be subject to wide fluctuations in value. Further, where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities.

ETF Risk. An exchange-traded fund (“ETF”), may not fully replicate the performance of its benchmark index, if any, because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. An ETF based on an underlying index may not be permitted to sell poorly performing stocks that are included in its index. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. An ETF may trade in the secondary market at prices below the value of its underlying portfolio and may not be liquid.

Portfolio Turnover. The Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if a Sub-Adviser believes that the sale is in the best interest of the fund (for example, if the Sub-Adviser believes an alternative investment has greater growth potential). Short-term trading causes the Fund to have a high portfolio turnover rate, which could, in turn, generate higher transaction costs (due to commissions or dealer mark-ups and other expenses), and reduce the Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable income recognized by shareholders of the Fund, may reduce the after-tax returns of the shareholders, and, in particular, may generate short-term capital gains, which are taxed at ordinary income tax rates.

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Investing Defensively. The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to what the Adviser or Sub-Advisers believe are adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of money market funds or (ii) holding some or all of its assets in cash or cash equivalents. The Fund may not achieve its investment objective while it is investing defensively. During these times, the Adviser and Sub-Advisers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance.

Warrants and Rights. The Fund may purchase warrants and rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Foreign Trading Advisor risk. The Adviser expects that some of the Trading Advisors will be located outside of the United States. Depending upon their jurisdictions, such Trading Advisors may be subject, among other things, to less rigorous reporting requirements than U.S. Trading Advisors, less rigorous regulatory and compliance requirements, and less protective legal systems and laws relating to shareholders’, investors’ and/or clients’ rights. It may also be more difficult for the Fund to enforce legal judgments against Trading Advisors located outside the United States.

Subsidiary Risk. By investing in a Subsidiary and in Trading Entities, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s and the Trading Entities’ respective investments. The Subsidiary and the Trading Entities are not registered under the 1940 Act and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States, the U.S. states or the Cayman Islands, under which the Fund, the Trading Entities and the Subsidiary are organized and operated, as applicable, could prevent the Fund, the Subsidiary or the Trading Entities from operating as described in this Prospectus and could negatively affect the Fund and its shareholders.

Tax Risk. To qualify for the tax treatment available to regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.” Income derived from direct investments in commodities is not “qualifying income.” The U.S. Internal Revenue Service (the “IRS”) has indicated in a revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute “qualifying income,” and it has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes “qualifying income.” In addition, the IRS has issued private letter rulings concluding that income derived by a regulated investment company from a wholly owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives constitutes “qualifying income.”

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Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent. Moreover, IRS has recently suspended the issuance of such rulings and is reviewing its policy in this area. The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings. Based on the reasoning applied by the IRS in those rulings, the Fund intends to take the position that income from its investments in commodity-linked notes and in a Subsidiary will constitute “qualifying income.” In the absence of a ruling, however, there can be no certainty in this regard. It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute “qualifying income.” The tax treatment of the Fund’s investment in commodity-linked notes and the Subsidiary could also be adversely affected by future legislation or Treasury regulations. If income derived by the Fund from its investments in commodity-linked notes and the Subsidiary does not constitute “qualifying income,” the Fund will most likely not qualify as a regulated investment company under the Code. In that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income. If future legislation, Treasury regulations or IRS guidance prevents the Fund from treating its income from its investments in commodity-linked notes or a Subsidiary as “qualifying income,” the Fund and the Adviser will consider what action to take, including potentially liquidating the assets of the Fund held in the Subsidiary.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

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MANAGEMENT

The Fund was established as a series of shares offered by Arden Investment Series Trust (the “Trust”), which was organized under the laws of the State of Delaware on April 11, 2012. The Fund is a diversified, open-end management investment company registered under the 1940 Act and is commonly known as a “mutual fund.” The Fund has retained the Adviser to manage all aspects of the investments of the Fund (including oversight of the Sub-Advisers).

Investment Adviser. Arden Asset Management LLC, located at 375 Park Avenue, 32nd Floor, New York, New York 10152, manages the investments of the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). The Adviser, a Delaware limited liability company, is registered as an investment adviser under the Investment Advisers Act of 1940.

The Adviser is an independent investment management firm dedicated exclusively to creating and managing portfolios of hedge funds since 1993. The Adviser provides investment advisory services and management services to commingled hedge funds and registered investment companies, including an open-end mutual fund which is the initial series of the Trust that was launched in 2012. The Adviser also serves as investment manager or management company to other customized portfolios on either a discretionary or non-discretionary basis. As of March 31, 2013, the Adviser had more than $6.3 billion in assets under management.

The Adviser, subject to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, and maintains related records.

Under the Advisory Agreement, the Fund pays the Adviser a monthly fee that is accrued daily at an annual rate that declines on additional assets as the Fund grows, as follows (applicable to each Share Class): 1.85% of the first $1 billion of average annual net assets of the Fund, 1.65% of the next $1 billion and 1.50% of average annual net assets over $2 billion.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, but excluding any Underlying Fund fees and expenses, fees paid pursuant to a Rule 12b-1 plan, dividend and interest expenses on short sales as well as other investment-related expenses, such as transaction costs, commissions, costs related to any securities lending program, inverse floater program fees and expenses, and interest, taxes and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of the Fund to 2.50% per annum of the Fund’s average daily net assets (the “Expense Limitation”). Additionally, the Expense Limitation Agreement provides that the Adviser will waive its advisory fee payable under the Advisory Agreement to the extent necessary to reimburse the Fund for any management fees to which it is subject as an investor in Underlying Funds that are not exchange-traded funds. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund’s ordinary operating expenses to exceed the Expense Limitation in effect at the time the expense was paid or absorbed. The Expense Limitation Agreement will remain in effect through the conclusion of the Fund’s third full fiscal year, unless sooner terminated at the sole discretion of the Board.

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A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be available in the Fund’s first report to shareholders.

Adviser’s Portfolio Managers. The management of the Fund’s portfolio is the responsibility of the Adviser’s Investment Committee, which is comprised of, with respect to the Fund, Averell H. Mortimer, Henry P. Davis, Ian McDonald and Shakil Riaz.

Averell H. Mortimer. Mr. Mortimer is the Founder and Chief Executive Officer of the Adviser. Mr. Mortimer is also chairman of the Adviser’s Investment Committee and is responsible for the firm’s overall investment process. With over twenty years experience on Wall Street, Mr. Mortimer has worked in a variety of investment fields, including investment banking, venture capital and investment management. Mr. Mortimer received a B.A. from the University of Colorado in 1980 and an M.B.A. from Columbia University’s School of Business in 1984.

Henry P. Davis. Mr. Davis is a Managing Director at the Adviser and is a member of the Adviser’s Investment Committee. Mr. Davis is responsible for supervising the firm’s research activities and is also actively involved in manager selection and portfolio management for each of the Arden funds. Prior to joining the Adviser, Mr. Davis was an investment advisor to several high net worth families with responsibility for manager selection, oversight and asset allocation decisions. Previously, Mr. Davis was an attorney with Davis Polk & Wardwell, specializing in corporate and asset management work for hedge funds and other investment vehicles. Mr. Davis is a graduate of Yale Law School and Cornell University, where he graduated summa cum laude and was elected to Phi Beta Kappa in 1988.

Ian McDonald. Mr. McDonald is a Managing Director at the Adviser and is a member of the Adviser’s Investment Committee. Mr. McDonald is responsible for supervising the firm’s research activities and is also actively involved in manager selection and portfolio management for each of the Arden funds. Mr. McDonald works out of, and is responsible for managing, the Adviser’s London office. Prior to joining the Adviser, Mr. McDonald worked at Morgan Stanley in the International Prime Brokerage Group’s European Capital Introduction division. In this role, he was responsible for introducing hedge funds to a variety of prospective investors, including fund of funds, private banks, pension funds, endowments and foundations. Before joining Morgan Stanley, Mr. McDonald was an investment consultant in the London office of Cambridge Associates and was responsible for monitoring European hedge fund managers. Prior to that, he was based in Cambridge’s Boston office where he focused on manager selection and due diligence of U.S. hedge funds. Mr. McDonald graduated with an MA (Honors) degree in Economic and Social History from the University of St. Andrews in Scotland.

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Shakil Riaz. Mr. Riaz is a Managing Director at the Adviser and is a member of the Adviser’s Investment Committee. Mr. Riaz is actively involved in manager selection and portfolio construction. Mr. Riaz is also responsible for leading the investment process for the Arden PropPartners funds. Previously, he was the Chief Investment Officer of J.P. Morgan PropPartners Management Corp (“JPM PP”). Prior to JPM PP, he was Chief Investment Officer for the Capital Markets Investment Program since 1994, and prior to joining the Investment Bank in New York, Mr. Riaz was General Manager of the predecessor Chemical Bank’s offices in Cairo, Bahrain and Singapore from 1983-1991. He joined Chemical Bank in 1976 in the International Operations Group, transferring to the Middle East territory of the International Division in 1980. Mr. Riaz holds a B.S. in Aerospace and Mechanical Engineering from Princeton University, a graduate diploma from the University of Stockholm and a M.B.A. from the Fuqua School of Business at Duke University.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers (including related conflicts of interest) and the Portfolio Managers’ ownership of Shares.

Sub-Advisers. The Adviser and the Trust have been granted an exemptive order from the Securities and Exchange Commission (“SEC”) that permits the Adviser to engage additional unaffiliated subadvisers, and to enter into and materially amend an existing or future subadvisory agreement with an unaffiliated subadviser, upon the approval of the Board of Trustees, without obtaining shareholder approval. The initial sole shareholder of the Fund has approved the Fund’s use of this exemptive order.

A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreements will be available in the Fund’s first report to shareholders.

About the Fund’s Wholly-Owned Subsidiary. The Subsidiary is an exempted company organized under the laws of the Cayman Islands. The Fund will invest in the Subsidiary in order to gain exposure to certain investments, including commodities investments, within the limitations of Subchapter M of the Code, applicable to “regulated investment companies.” The Fund will invest no more than 15% of its assets in the Subsidiary.

The Subsidiary is overseen by its own board of directors. However, the Fund’s Board maintains oversight responsibility for investment activities of the Subsidiary generally as if the Subsidiary’s investments were held directly by the Fund. The Adviser is responsible for the Subsidiary’s day-to-day business pursuant to the Advisory Agreement, and the Sub-Adviser selects the Subsidiary’s investments pursuant to an Addendum to the Sub-Advisory Agreement with the Adviser. Under these agreements, the Adviser and the Sub-Advisers provide the Subsidiary with the same type of management and sub-advisory services, under the same terms as are provided to the Fund. The Subsidiary has entered into addendums to the Fund’s administrative and custody agreements for the provision of the same services as are being provided to the Fund. The Subsidiary will bear the fees and expenses incurred in connection with the advisory, administrative and custody services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund’s assets.

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In managing the Subsidiary’s investment portfolio, and in adhering to the Fund’s compliance policies and procedures, the Adviser will treat the assets of the Subsidiary generally as if the assets were held directly by the Fund. The Adviser will also treat the assets of the Subsidiary generally as if the assets were held directly by the Fund with respect to its adherence to the Fund’s investment policies and restrictions. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on a consolidated basis with the Subsidiary and any investment adviser to the Subsidiary serves as such in compliance with the provisions of the 1940 Act. The Subsidiary also complies with applicable provisions of the 1940 Act relating to affiliated transactions and custody. The custodian of the Fund serves as the custodian of the Subsidiary.

Please refer to the SAI for additional information about the organization and management of the Subsidiary.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan which allows the Fund to pay distribution and service fees for the sale and distribution of Class A, Class C, Class R and Advisor Class Shares of the Fund. Because these fees are paid, on an ongoing basis, out of the Fund’s assets attributable to the Shares, these fees will increase the cost of your investment over time. Shareholders holding Class A Shares will pay distribution and service fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to Class A Shares. Class C Shareholders will pay distribution and service fees at an annual rate not to exceed 1% of the average daily net assets of the Fund attributable to Class C Shares. Class R Shareholders will pay distribution and service fees at an annual rate not to exceed 0.50% of the average daily net assets of the Fund attributable to Class R Shares. Shareholders holding Advisor Class Shares will pay distribution and service fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to Advisor Class Shares.

SHAREHOLDER INFORMATION

The net asset value (“NAV”) of the Fund’s Shares is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) on each day that the NYSE is open for business (the “Valuation Time”). To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of Shares outstanding. To the extent the Fund offers multiple classes of Shares, the NAV of various classes of the Fund may vary because of the different expenses that may be charged against Shares of different classes of the Fund, including transfer agency and 12b-1 fees.

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Shares are bought at the public offering price per share next determined after a request has been received in proper form. The public offering price of the Shares is equal to the NAV. Shares held by you are sold at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time will be processed the same business day. Any request received in proper form after the Valuation Time will be processed the next business day.

Securities listed on the Nasdaq National Market System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”) (which, as of June 2003, is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best offer price if the last trade price is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price). If no NOCP is available, the security will be valued at the last sale price on the NASDAQ prior to the calculation of the net asset value of the Fund. If no sale is shown on NASDAQ, the bid price will be used. If no sale is shown and no bid price is available, the price will be deemed “stale” and the value will be determined in accordance with Board-approved fair valuation procedures.

U.S. exchange traded securities, other than NASDAQ securities, are valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges.

Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. As it relates to certain markets (e.g., Russian, Thailand), if there is no activity on the exchange in which a Fund’s security trades, a price comparable security trading on a different exchange will be used.

Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities.

If market quotations are not readily available, securities and other assets, will be valued at fair value pursuant to procedures adopted in good faith by, and under the supervision of, the Board. The Fund may also use fair value to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the Fund’s net asset value calculation.

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Since trading in many foreign securities is normally completed before the time at which the Fund calculates its NAV, events or market fluctuations affecting the value of such securities held by the Fund that occur between the close of trading in the security and the time at which the Fund prices its portfolio securities would not be reflected in the Fund’s calculation of its NAV if foreign securities are generally valued at their closing prices. To address this issue, the Board has approved procedures that implement fair valuations of foreign equity securities (excluding Canadian, Mexican and ADR securities priced on a domestic exchange) as a result of movements in U.S. markets (following the close of various foreign markets) that, on any given day, exceed certain Fund-approved triggers or thresholds. One or more independent fair valuation pricing services may be retained to assist in the fair valuation process for foreign securities.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Adviser, its representatives on the Fund’s pricing committee, and/or other agents of the Fund/Board, operating under procedures approved by the Board, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect the Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund’s net asset value by such traders.

Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The reasonableness of valuations provided by any such pricing service will be reviewed periodically by the Board. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Board to represent fair value.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time that determination of such values or exchange rates are made and the time that the net asset value is determined. When such significant events materially affect the values of securities held by the Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board.

In accordance with these policies, investments in Underlying Funds are valued at their “fair values.” Ordinarily, this will be the values determined by the managers of the Underlying Funds (“Managers”) in accordance with the Underlying Funds’ valuation policies and as reported by the Managers. As a general matter, the fair value of the Fund’s interest in an Underlying Fund will represent the amount that the Fund could reasonably expect to receive from the Fund if the Fund’s interest were redeemed. The Fund may not be able to verify valuation information given to the Fund by the Managers. In the unlikely event that an Underlying Fund does not report a value to the Fund on a timely basis, the Fund would determine the fair value of its interest in that Underlying Fund based on all relevant circumstances which may include the most recent value reported by the Underlying Fund, as well as any other relevant information available at the time the Fund values its assets. The Board has determined that any values of interests in Underlying Funds reported as “estimated” or “final” values (using the nomenclature of the private investment fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available or the fair value of such securities.

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Before investing in any Underlying Fund (that is not a registered investment company), the Adviser will conduct a due diligence review of the valuation methodology utilized by the Underlying Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Furthermore, prior to the Fund investing in an Underlying Fund (that is not a registered investment company), the Adviser will seek confirmation from the Manager that, in the event the Manager allocates Underlying Fund assets to a special investment account or side pocket: (i) the valuations as provided to the Fund are reflective of the most recently computed fair value of the special investment account or side pocket by the Manager; and (ii) the Manager computes the fair value of the special investment account or side pocket at least on an annual basis.

The Fund’s valuation procedures adopted require the Adviser to consider all relevant information available at the time the Fund values its assets. The Adviser or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Manager does not represent the fair value of the Fund’s interests in an Underlying Fund. Following procedures adopted by the Board, the Adviser could value the Fund’s investment in an Underlying Fund at the Underlying Fund’s net asset value as reported at the time of valuation, or, if appropriate and in light of the relevant circumstances, adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review of the Board.

Investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s net assets, which, in turn, would affect amounts paid on redemptions of Shares and the amount of fees paid, if the judgments made regarding appropriate valuations should be proven incorrect. If the net asset value of a mutual fund is not accurate, purchasing or redeeming shareholders may pay or receive too little or too much for their shares and the interests of remaining shareholders may become overvalued or diluted.

PURCHASING AND REDEEMING SHARES

Share Class Alternatives. The Fund offers Class A Shares, Class C Shares, Class R Shares, Advisor Class Shares and Class I Shares. Each Class of Shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs.

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Class A and Class C Shares are offered for investment through authorized securities brokers and other financial intermediaries. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s Net Asset Value next computed after they are received by an authorized broker or the broker’s authorized designee. Class R Shares are available through eligible employee benefit plans (“Qualified Plans”) approved by the Fund or the Adviser. Advisor Class Shares are primarily offered to investors through the following types of products, programs or accounts offered by financial intermediaries: (1) self-directed accounts on transaction-based platforms that may or may not charge a transaction fee; (2) employer-sponsored retirement plans; (3) certain broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts; and (4) insurance products and bank/trust products where fees are being charged.

Class I Shares are offered to investors meeting the $100,000 minimum initial investment that fall into one or more of the following categories: (1) other mutual funds, endowments, foundations, bank trust departments or trust companies; (2) retirement plans (such as 401(a), 401(k) or 457 plans) meeting a $5 million minimum initial investment amount; (3) registered investment advisers investing on behalf of certain clients in exchange for an advisory, management or consulting fee; (4) certain broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts; and (5) clients of the Adviser. Class I Shares may also be offered for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board.

Class A Shares are the only class of Shares of the Fund that charge a front-end sales load (5.75% of the investment amount subject to the breakpoints detailed in the table below) in connection with purchasing Shares. Purchases of $1,000,000 or more of Class A Shares are subject to a contingent deferred sales charge (“CDSC”) of 1% that will be imposed if you sell your Shares within 18 months after purchase. Also, purchases of Class C Shares are subject to a CDSC of 1% that will be imposed if you sell your Shares within 12 months after purchase. The CDSC, which applies only to Class C and certain Class A Shares, is assessed on an amount equal to the lesser of the then market value of the Shares or the historical cost of the Shares (which is the amount actually paid for the Shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the Shares being redeemed first are any Shares in the shareholder’s Fund account that are not subject to a CDSC, followed by Shares held the longest in the shareholder’s account. Shares that are acquired through reinvested distributions will not be subject to any front-end sales charge or CDSC.

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	Amount Invested	Sales Charge as % of the Amount Invested(a)	Sales Charge as % of the Net Amount Invested(a)(b)	Dealer Reallowance or Commission
Class A Shares Breakpoint Schedule
	Under $25,000	5.75%	6.10%	5.00%
	$25,000 - $49,999	5.00%	5.26%	4.25%
	$50,000 - $99,999	4.75%	4.99%	4.00%
	$100,000 - $249,999	3.75%	3.83%	3.25%
	$250,000 - $499,999	2.50%	2.56%	2.00%
	$500,000 - $999,999	2.00%	2.04%	1.75%
	$1,000,000 - $2,999,999	0.00%	0.00%	1.00%
	$3,000,000 or More	0.00%	0.00%	0.50%

(a)	Because the amount invested is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the amount invested and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(b)	Assumes investment at the maximum amount before the breakpoint.

Besides a one-time purchase of at least $25,000 of Class A Shares, there are two ways in which you may be able to reduce the sales charges that you may pay when you buy Class A Shares of the Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (“ROA”), you may combine the value of eligible accounts* maintained by you and members of your immediate family** to reach a breakpoint discount level and apply a lower sales charge to your purchase of Class A Shares. To calculate the combined value of your Fund accounts in Class A Shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may also aggregate your or your immediate family members’ ownership of different classes of Shares.

*	Accounts that are eligible for account value aggregation include: individual or joint accounts; Roth and traditional Individual Retirement Accounts; certain Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; and investments in wrap accounts. Accounts that are not eligible for account value aggregation as described above include: accounts of pension and retirement plans with multiple participants; investments in 529 plans, variable annuities, variable insurance products or managed separate accounts; and charitable and irrevocable trust accounts.

**	“Immediate family” includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address.
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Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (“LOI”)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A Shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $25,000. The required form of LOI may vary by selling agent, so please contact them directly for more information. Five and three quarters percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the Shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed Shares and the remaining balance released from escrow. To calculate the total value of the purchases you have made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the Shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of Shares.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy Class A Shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your Shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

In addition to the reductions or waivers described above, sales charges for Class A Shares may be reduced or waived if you are a selling broker, registered representative, registered investment adviser, financial planner or employee of any broker-dealer authorized to sell Fund Shares (this also applies to spouses and children under the age of 21 of those mentioned) or any affiliate subject to the internal policies and procedures of the broker-dealer or its affiliate.

If you have redeemed Class A Shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A Shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund in writing that you intend to do so. The Fund must receive your purchase order within 120 days of your redemption.

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Class C Shares of the Fund are offered at their NAV without a front-end sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C Shares pay 1.00% on an annualized basis of their average daily net assets reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges. Investors are not permitted to purchase $1 million or more of Class C Shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. In these instances, investors may want to consider the lower operating expense of Class A Shares.

Investment professionals who offer Shares typically require the payment of fees from their individual clients. If you invest through a third party, their policies and fees are in addition to those described in this Prospectus. For example, third parties may charge transaction or asset-based fees, or set different minimum investment amounts.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Shares. These requests are at the NAV next determined after the intermediary receives the request. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an institution, you will have to follow their procedures for transacting with a Fund. For more information about how to purchase or sell Fund Shares through a financial intermediary or an institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and institutions.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations.

Minimum Investments. The minimum initial investment for Class A, Class C, Class R Shares and Advisor Class Shares is $1,000. Subsequent investments for those classes must be made in amounts of $500 or more. Class I Shares are only offered to certain eligible investors meeting a minimum initial investment of $100,000 (with subsequent investments subject to a $1,000 minimum). The Fund may accept initial and subsequent investments of smaller amounts in its sole discretion, especially during the Fund’s first year of operations. Additionally, for employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisers engaged on behalf of the Fund, and members of their immediate families, the minimum required initial investment in the Fund for Class I Shares is $1,000 and subsequent investments must be made in amounts of $100 or more. The Fund may also waive the minimum investment requirement for purchases by other affiliated entities and certain related advisory accounts and retirement accounts. The subsequent investments minimum amount may be waived in the discretion of the Adviser. The Board may also change minimum investment amounts at any time. The Fund retains the right to refuse to accept an order.

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Share Transactions. Eligible shareholders may purchase additional Shares or redeem Shares by contacting any broker or investment professional authorized by the Fund to sell Shares, by contacting the Fund at U.S. Bancorp Fund Services, LLC; P.O. Box 701; Milwaukee, WI 53201-0701 or by telephoning 1-855-592-7336 (1-855-59-ARDEN). Brokers may charge transaction fees for the purchase or sale of the Fund’s Shares, depending on your arrangement with the broker.

Customer Identification Program. To comply with the USA PATRIOT Act of 2001 and the Fund’s Anti-Money Laundering Program, you are required to provide certain information to the Fund when you purchase Shares. As a result, the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”), is required to verify certain information on your account application.  As requested on the application, you must supply:

○	Full name;
○	Date of birth (for individuals);
○	Permanent street address (not a post office box, although you may still use a post office box as your mailing address); and
○	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional Shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your Shares will be redeemed at the NAV next calculated after the account is closed.

Purchases by Mail. For initial purchases by eligible investors, the account application, which accompanies this Prospectus, should be completed, signed and mailed, together with your check payable to the Fund, to the Fund at the following address:

By Regular Mail: U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	By Overnight or Express Mail: U.S. Bancorp Fund Services, LLC 615 East Michigan, 3rd Floor Milwaukee, WI 53202

For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

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The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Deposit in the mail or with such services, or receipt at a USBFS post office box, of purchase orders does not constitute receipt by the Transfer Agent of the Fund.

All checks must be in U.S. dollars drawn on a domestic bank.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is also unable to accept post dated checks, post dated online bill pay checks, or any conditional order or payment.

NOTE: USBFS will charge your account a $25 fee for any payment returned. In addition, you will be responsible for any losses suffered by the Fund as a result.

Investing by Wire. If you are making an initial investment in the Fund by wire transfer, please contact the Fund by phone before you wire funds to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and within 24 hours a service representative will provide you with an account number and wiring instructions.  You may then contact your bank to wire funds according to the instructions you were given.  Your initial purchase will be placed as of the date the funds are received, provided the funds are received before the close of the market.  If the funds are received after the close of the market, your shares will be purchased using the next business day’s closing NAV.

For subsequent investments by wire, please contact the transfer agent at 1-855-592-7336 (1-855-59-ARDEN) prior to sending your wire.  This will alert the Fund to your intention and will ensure proper credit when your wire is received.  Instruct your bank to wire transfer your investment to:

U.S. Bank N.A.

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

ABA #075000022

Credit: U.S. Bancorp Fund Services, LLC

Account #112-952-137

Further Credit: Arden Alternative Strategies II Fund

(Shareholder Name, Shareholder Account #)

Investing by Telephone. If you have completed the Telephone Options section of the New Account Application, eligible shareholders may purchase additional shares of the Fund (in amounts of $500 or more for Class A, Class C, Class R and Advisor Class shares) by telephoning shareholder services toll free at 1-855-592-7336 (1-855-59-ARDEN). This option allows you to move money from your bank account to the Fund account upon request.  Only bank accounts held at U.S. banks that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  Shares will be purchased in your account at the appropriate price determined on the day of your order, as long as your order is received prior to 4:00 p.m. Eastern time.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.  If your payment is rejected by your bank, the transfer agent will charge your account a $25 fee.

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General. The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of any class of Shares when, in the judgment of the Fund’s management, such withdrawal is in the best interest of the Fund. An order to purchase Shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

Redeeming Shares. You may redeem Shares at any time and in any amount by contacting any broker or investment professional authorized by the Fund to sell Shares or by contacting the Fund by mail or telephone. For your protection, USBFS, the Fund’s transfer and dividend disbursing agent, will not redeem your Shares until it has received all information and documents necessary for your request to be considered in “proper order.” The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions. The Fund’s procedure is to redeem Shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem Shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell Shares through a securities dealer or investment professional, it is such person’s responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of Shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming Shares and to eliminate the need for backup withholding.

By Mail. To redeem Shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered to the following address:

By Regular Mail: U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	By Overnight or Express Mail: U.S. Bancorp Fund Services, LLC 615 East Michigan, 3rd Floor Milwaukee, WI 53202
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Certain written requests to redeem Shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of Shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Fund at 1-855-592-7336 (1-855-59-ARDEN) to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Deposit in the mail or with such services, or receipt at a USBFS post office box, of a redemption request does not constitute receipt by the Transfer Agent of the Fund.

By Telephone. Eligible shareholders may redeem Shares by telephone if they requested this service on the initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Fund. Once your telephone authorization is in effect, you may redeem Shares by calling the Fund at 1-855-592-7336 (1-855-59-ARDEN). There is no charge for establishing this service. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Fund at the overnight or express mail address above.

Neither the Fund nor its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting that you correctly state:

o	Your Fund Account number;
o	The name in which your account is registered;
o	The social security or tax identification number under which the account is registered;
o	The address of the account holder, as stated in the account application.

By Wire. If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Fund. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Redemptions In Kind. The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a redemption of a significant percentage of the Fund’s Shares that could adversely impact the Fund’s operations. A redemption in kind will consist of securities (which can include interests held in an Underlying Fund) equal in market value to the Shares being redeemed. When you convert these securities to obtain cash, you will pay brokerage charges.

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Exchanging Fund Shares. Generally, exchanging Shares is not permitted. However, accounts participating in or moving into wrap-fee programs or held through a registered investment adviser may exchange Class A Shares or Class C Shares for Advisor Class Shares or Class I Shares (if eligible, as determined by the Fund or its Distributor), or Advisor Class Shares for Class I Shares (if eligible). Any account with an outstanding CDSC liability will be assessed the CDSC before converting to Advisor Class Shares or Class I Shares. In order to exchange shares, a representative of the wrap-fee program or registered investment adviser must follow the procedures set forth by the Fund’s distributor. An exchange of shares for shares of a different class generally should not be a taxable event for the exchanging shareholder.

In certain limited circumstances, accounts participating in wrap-fee programs or held through a registered investment adviser may exchange Advisor Class Shares for Class A Shares. Advisor Class Shares and Class I Shares may be converted to Class A Shares if the Advisor Class Shares or Class I Shares are held in an investment option that no longer permits the use of Advisor Class Shares or Class I Shares in that option or program or if the shareholder otherwise becomes ineligible to participate in Advisor Class Shares or Class I Shares. Conversions out of Class I Shares will result in the investor being subject to higher ongoing fees and expenses. Exchanges to Class A Shares will not be subject to an initial sales charge, however, future purchases may be subject to a sales charge, if applicable. In order to exchange shares, a representative of the wrap fee program or a registered investment adviser must follow the procedures set forth by the Fund’s distributor.

Due to policies, procedures or systems functionality limitations at your financial intermediary, your ability to exchange between Share classes may be limited. Please consult your financial representative for more information.

ADDITIONAL INFORMATION

Signature Guarantees. To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of Shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of Shares or if your address of record on the account has been changed within the last thirty (30) days.

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In the case of redemption by mail, signature guarantees must appear on either: (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a “stock power”) specifying the total number of Shares being redeemed. The Fund may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions.  Notarization is not an acceptable substitute.  The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program and the Stock Exchanges Medallion Program.

Proper Form. Your order to buy Shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell Shares is in proper form if the following information is included:

o	The name of the Fund and Class of shares;
o	The dollar amount or number of shares being redeemed;
o	The account registration number; and
o	The signature of all registered shareholders (including when a signature guarantee is necessary).

Small Accounts. Due to the relatively higher cost of maintaining small accounts, upon 60 days’ notice, the Fund may redeem Shares in your account if it has a value of less than the required minimum investment. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Fund will not close your account if it falls below the required minimum solely because of a market decline. The Fund reserves the right to waive this fee.

Frequent Purchases and Sales of Fund Shares. Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund’s portfolio by the Adviser, increase portfolio transaction costs, and have a negative effect on the Fund’s long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Adviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance.

Funds (such as this Fund) that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “price arbitrage”). In addition, if the Fund invests in certain smaller capitalization companies that are, among other things, thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage and other potential pricing inefficiencies, there remains potential for short-term arbitrage trades to dilute the value of Fund Shares.

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Because of the potential harm to the Fund and its long term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional purchases of Fund Shares by shareholders who are believed by the Fund to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of Fund Shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund Shares, but the Fund reserves the right to reject any purchase of Fund Shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases of Fund Shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures are sought to be applied uniformly to all shareholders and the Fund seeks not to accommodate market timers.

The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund Shares, even when the trading is not for abusive purposes.

How to Transfer Shares. If you wish to transfer Shares to another owner, send a written request to the Fund. Your request should include: (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (iv) any stock certificates which have been issued for Shares being transferred; (v) signature guarantees (See “Signature Guarantees”); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring Shares, call the Fund at 1-855-592-7336 (1-855-59-ARDEN).

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Account Statements and Shareholder Reports. Each time you purchase, redeem or transfer Shares, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications. The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at 1-855-592-7336 (1-855-59-ARDEN).

General. The Fund will not be responsible for any losses from unauthorized transactions (such as purchases or sales) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

Abandoned Property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions. Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains. Dividends and distributions will automatically be reinvested in additional Shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all Shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in Shares.

Taxes. The Fund intends to qualify as a regulated investment company. The following discussion assumes that the Fund will so qualify. In general, Fund distributions are taxable to you as ordinary income, qualified dividend income or capital gains. This is true whether you reinvest your distributions in additional Shares or receive them in cash. Any long-term capital gains the Fund distributes are taxable to you as long-term capital gains without regard to how long you have owned your Shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income, except that distributions that are designated as “qualified dividend income” will be taxable at the rates applicable to long-term capital gains. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

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When you sell Shares, you may have a capital gain or loss. The individual tax rate on any gain from the sale or redemption of your Shares depends on how long you have held your Shares.

The one major exception to these tax principles is that distributions on, and sales and redemptions of, Shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable.

Fund distributions and gains from the sale or redemption of your Shares may also be subject to foreign, state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax.

By law, the Fund must withhold 28% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or fail to certify that your TIN is correct and that you are a U.S. person, or if the Internal Revenue Service (the “IRS”) has notified you that you are subject to backup withholding and instructs the Fund to do so. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Investors are urged to consult their own tax advisors regarding federal (including the application of the alternative minimum tax), state, local and non-U.S. tax consequences to them of investing in the Fund. For more information regarding the U.S. tax treatment of an investment in the Fund, please refer to the SAI dated June 26, 2013, which is on file with the SEC and is incorporated by reference into this Prospectus.

privacy notice

IMPORTANT NOTICE CONCERNING OUR PRIVACY POLICY

This Privacy Notice describes the policies of the Fund and the Adviser (collectively, “us”, “we”) with respect to nonpublic personal information of investors, prospective investors and former investors. These policies apply to individuals only and are subject to change.

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The Adviser collects and maintains nonpublic personal information about investors as follows:

—	Information we receive in subscription agreements, investor questionnaires and other forms which investors complete and submit to us, such as names, addresses, phone numbers, social security numbers, and, in some cases, employment, asset, income and other household information;
—	Information we receive and maintain relating to an investor’s capital account, such as profit and loss allocations and capital withdrawals and additions;
—	Information about investments in and other transactions with the Fund and its affiliates; and
—	Information we receive about an investor from the investor’s purchaser representative, financial advisor, investment consultant or other financial institution with whom the Adviser or the Fund has a relationship and/or whom the investor may have authorized to provide such information to the Adviser or the Fund.

We do not disclose any nonpublic personal information about investors or former investors to any third parties except as may be required by law. We may, however, disclose information about an investor or former investor to a person acting in a fiduciary or representative capacity on behalf of such investor or former investor (such as an IRA custodian or Trustee of a grantor trust), as well as to various third-party agents of the Fund as part of the necessary and routine operations of the Fund, including the Fund’s legal counsel, auditors, administrator and bank.

On all occasions when it is necessary for us to share this information with these third-party agents, we require that such information only be used for the limited purpose for which it is shared and advise these third-party agents not to further share this information with others except to fulfill that limited purpose.

We take the responsibility to protect the privacy and confidentiality of investor information very seriously. We maintain appropriate physical, electronic and procedural safeguards to guard investors’ nonpublic personal information. We provide investors with a Privacy Notice as part of their subscription materials and annually after that. If we change the privacy policies to permit sharing additional information we have about investors or to permit disclosures to additional types of parties, the investors will be notified in advance, and, if required by law, the investors will be given the opportunity to opt out of such additional disclosure and to direct us not to share investor information with such parties.

FOR MORE INFORMATION

In addition to the information contained in the Prospectus, the following documents are available free upon request:

Annual and Semi-Annual Reports. The Fund publishes annual and semi-annual reports to shareholders that contain detailed information on the Fund’s investments.

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Statement of Additional Information (“SAI”). For more information about the Fund, you may wish to refer to the SAI dated June 26, 2013, which is on file with the SEC and is incorporated by reference into this Prospectus.

You can obtain a free copy of the SAI and the annual and semi-annual reports, when available, by writing to the Fund, c/o U.S. Bancorp Fund Services, LLC; P.O. Box 701; Milwaukee, WI 53201-0701 or by calling toll free 1-855-592-7336 (1-855-59-ARDEN). General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Fund, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street NE, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington D.C. 20549-1520.

(Investment Company Act File No. 811-22701)

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Arden ALTERNATIVE STRATEGIES II

Class A (ARETX), Class C (CARDX), Class R (RARDX),

Class I (IARDX) and Advisor Class (ARDWX) Shares

A Series of Arden Investment Series Trust

375 Park Avenue, 32nd Floor

New York, NY 10152

STATEMENT OF ADDITIONAL INFORMATION

June 26, 2013, as amended on January 31, 2014

Arden Alternative Strategies II (the “Fund”) is a series of shares offered by Arden Investment Series Trust, a diversified, open-end management investment company organized on April 11, 2012 as a statutory trust under the laws of the State of Delaware. The investment objective of the Fund is to achieve capital appreciation. The Fund pursues its objective primarily by allocating assets of the Fund among a number of sub-advisers that employ a variety of alternative investment strategies.

Arden Asset Management LLC (the “Adviser”) serves as the investment adviser of the Fund.

Information about the Fund is set forth in a separate prospectus for the Fund, dated June 26, 2013 (the “Prospectus”), as amended from time to time, which provides the basic information you should know before investing. To obtain a copy of the Prospectus, please write to Arden Investment Series Trust, 375 Park Avenue, 32nd Floor, New York, New York 10152, or call (212) 751-5252. This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund and the Trust, and it should be read in conjunction with the Prospectus.

-i-

THE FUND

Arden Investment Series Trust (the “Trust”) was organized under the laws of the State of Delaware on April 11, 2012. The Trust is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) commonly known as a “mutual fund.” This SAI relates to the Arden Alternative Strategies II (the “Fund”). The Fund is a separate investment portfolio or series of the Trust.

This SAI relates to Class A shares, Class C shares, Class I shares, Class R shares and Advisor Class shares. Only Class A shares impose any impose any front-end sales charge. Certain Class A Share purchases and all Class C Share purchases are subject to a contingent deferred sales charge imposed on Shares sold within 18 and 12 months, respectively, after purchase. Class A, Class C, Class R and Advisor Class shares charge distribution and service (i.e., Rule 12b-1) fees.

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

Investment Objective

The Fund seeks to achieve capital appreciation. All investments entail some market and other risks. For instance, there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

Additional Information on Portfolio Investments, Strategies and Risks

Information contained in this SAI expands upon information contained in the Fund’s Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

In pursuing the Fund’s objective, Arden Asset Management LLC (the “Adviser”) seeks to enable the Fund to achieve a low beta to the major equity and fixed income markets, through the allocation of the assets of the Fund among a number of sub-advisers (the “Sub-Advisers”) that employ a variety of alternative investment strategies.

Additionally, up to 20% of the Fund’s assets may be managed directly by the Adviser. The Adviser may invest up to 10% of these assets in hedge funds (i.e., funds that rely on Sections 3(c)(1) or 3(c)(7) of the 1940 Act, excluding any Subsidiary, as defined below, which is not subject to this limitation), funds traded publicly on foreign exchanges, and, to a lesser extent, affiliated and unaffiliated open-end and closed-end registered investment companies (“Underlying Funds”). A portion of the Fund’s assets (up to 15%) is expected to be invested in one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (a “Subsidiary”).

Risks of the Fund’s investment program may include (to the extent the Fund invests in any Underlying Funds or the Subsidiary, the risks below are also applicable to the Fund through its investments in Underlying Funds and the Subsidiary):

Convertible Securities. The Fund may invest in convertible securities and considers such securities to be “equity securities” for purposes of its investment strategies. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the Fund may have to pay more for a convertible security than the value of the underlying common stock.

Warrants. The Fund may invest in warrants and considers such securities to be “equity securities” for purposes of its investment strategies. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid Securities. The Fund may invest in illiquid securities, which can include generally, among other things, (i) private placements and other securities that are subject to legal or contractual restrictions on resale (except for “Rule 144A” securities, which may, under certain circumstances, as discussed below, be treated as liquid) or for which there is no readily available market (e.g., when trading in the security is suspended, or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter derivatives and assets used to cover over-the-counter derivatives, and (iii) repurchase agreements that mature in more than seven days. Generally, less public information is available about the issuers of whose securities are not publicly traded than about issuers whose securities are publicly traded. It is the Fund’s policy not to purchase illiquid securities if more than 15% of a Fund’s net assets would then be illiquid. For purposes of this limitation, any investments in funds relying on Sections 3(c)(1) or 3(c)(7) (except for any Subsidiary) will be treated as illiquid. If at any time more than 15% of a Fund’s net assets are illiquid due to market action or Fund sales of liquid securities, the Fund will seek to dispose of illiquid assets in excess of 15% as soon as practicably possible, in the best interest of the Fund.

Bonds and Other Fixed-Income Securities. The Fund may invest in bonds and other fixed-income securities.

Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

The Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser or a Sub-Adviser to be of comparable quality. Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Foreign Securities. The Fund may invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of foreign issuers. Foreign securities in which the Fund may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of the Fund’s foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, the Fund may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging and less developed countries. (See “Additional Information on Portfolio Investments, Strategies and Risks—Emerging Market Investments.”)

The Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. This technique would allow the Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of the Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between the Fund’s foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue the Fund’s investment objective, such as when a Sub-Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. There is no requirement that the Fund hedge all or any portion of its exposure to foreign currency risks.

Options and Futures. The Fund may utilize options and futures contracts. They also may use so-called “synthetic” options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Fund also may include options on baskets of specific securities.

Sub-Advisers may purchase call and put options on specific securities, currencies or other instruments and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which the Fund owns the underlying security. The sale of such an option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books to fulfill the obligation undertaken. The sale of such an option exposes the Fund during the term of the option to a decline in the price of the underlying security while depriving the Fund of the opportunity to invest the segregated assets.

A Sub-Adviser may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Sub-Adviser would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the Sub-Adviser would be entitled to exercise the option should it deem it advantageous to do so.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures also is subject to the Sub-Adviser’s ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates a Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

The Fund may purchase and sell currency futures. A currency future obligates a Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Call and Put Options on Securities Indices. The Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Sub-Adviser of options on stock indexes will be subject to the Sub-Adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Commodity-Linked Structured Notes. Any Fund investments in commodity-linked structured notes involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to commodity risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary (i.e. liquid) market, and risk of greater volatility, that do not affect traditional equity and debt securities.

If payment of interest on a commodity-linked structured note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might receive lower interest payments (or not receive any of the interest due) on its investments if there is a loss of value of the underlying investment. Further, to the extent that the amount of principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive a portion (or any) of the principal at maturity of the investment or upon earlier exchange. At any time, the risk of loss associated with a particular structured note in the Fund’s portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked structured notes held in the Fund’s portfolio, which may make it difficult for the notes to be sold at a price acceptable to the Sub-Advisers or to accurately value them. Commodity-linked structured notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, the fund could lose money.

The value of the commodity-linked structured notes may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, the particular terms of a commodity-linked structured note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Economic leverage will increase the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable.

Swap Agreements. The Fund may enter into equity, interest rate, index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

Forward Trading. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by a Sub-Adviser due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Sub-Advisers would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, managed accounts or investment funds in which the Fund has an interest may be exposed to credit risks with regard to counterparties with whom the Adviser or Sub-Advisers trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund. To the extent possible, the Sub-Advisers will deal only with counterparties that it believes are creditworthy and reputable institutions, but such counterparties may not be rated investment grade.

Inverse Floaters. The Fund may invest in inverse floaters (or inverse variable or floating rate securities), which are a type of derivative, long-term fixed income obligation with a variable or floating interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down). There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features and some may include market-dependent liquidity features which may present greater liquidity risk.

Lending Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. These loans will be secured by collateral designated by the Adviser (consisting of cash and/or liquid securities) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to the interest and dividends on its loaned securities. These loans are expected to be used to leverage the Fund’s assets – i.e., while the Fund continues to receive the income on the loaned securities, it can invest the cash collateral received in any securities or instruments consistent with the Fund’s investment objective and earn returns thereon. The Fund will be required to return the collateral with interest at a predetermined fixed or floating rate and because the Fund’s interest obligation and transaction costs may turn out to be greater or less than the return on the Fund’s investment of the collateral, the Fund may lose or gain from engaging in the securities lending transaction. See “Leverage Risk.”

A loan may be terminated at any time by the borrower, or by the Fund upon notice. Upon termination, the borrower is obligated to return the loaned securities within three business days (one day in the case of government securities). Any gain or loss in the market price of the loaned securities during the course of the loan continues to inure to the Fund’s benefit or risk. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. Voting and consent rights that accompany loaned securities pass to the borrower. The Fund will follow the policy of seeking to call the loaned securities, to be delivered within either one or three business days after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Fund will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities.

When-Issued and Forward Commitment Securities. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, when effected by the Fund, will be subject to the Fund’s limitation on indebtedness unless, at the time the transaction is entered into, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Counterparty Credit Risk. The Fund will be subject to counterparty credit risk with respect to its use of total return swap contracts and other derivative and short sale transactions. If a counterparty to a derivatives contract becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Adviser or a Sub-Adviser will seek to effect derivative transactions only with counterparties that it believes are creditworthy. The Adviser and Sub-Advisers will consider the creditworthiness of counterparties in the same manner as it would review the credit quality of a security to be purchased by the Fund. However, there is no assurance that a counterparty will remain creditworthy or solvent.

Repurchase Agreements. Repurchase agreements are agreements under which the Fund purchases securities from a bank that is a member of the Federal Reserve System or a registered broker-dealer that the Adviser or Sub-Adviser deems creditworthy and that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Fund is able to dispose of them. If the Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Reverse Repurchase Agreements. Reverse repurchase agreements are a form of borrowing that involves a sale of a security by the Fund to a bank or securities dealer and the Fund’s simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of the Fund’s investment portfolio. With respect to these transactions, the Fund must set aside cash or liquid securities in an account on the Fund’s books in an amount at least equal to the mark-to-market value of the Fund’s obligation under the agreement.

Foreign Currency Transactions. The Fund may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Fund already owns, particularly if a Sub-Adviser expects a decrease in the value of the currency in which the foreign security is denominated. The Fund may, in some cases, purchase and sell foreign currency for non-hedging purposes.

Foreign currency transactions may involve the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. A Sub-Adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Emerging Market Investments. A Sub-Adviser may invest in securities of companies based in emerging countries or issued by the governments of such countries. Investing in securities of certain of such countries and companies involves certain considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in substantially greater price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict a Sub-Adviser’s investment opportunities; and problems that may arise in connection with the clearance and settlement of trades. In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. There is also less regulation, generally, in emerging countries designed to protect investors than there is in more developed countries. Placing securities with a custodian in an emerging country may also present considerable risks.

Money Market Instruments. The Fund may, for defensive purposes or otherwise, invest some or all of the Fund’s assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser or Sub-Adviser deems appropriate under the circumstances. The Fund also may invest in these instruments for liquidity purposes. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Purchasing Initial Public Offerings. The Fund may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for shares of the Fund. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

Segregated Accounts. The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under certain derivatives contracts and other investments (such as reverse repurchase agreements). In the case of certain derivatives contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the derivatives contract while the positions are open. With respect to other derivatives contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any, rather than the full notional value. The Fund reserves the right to modify its asset segregation policies in the future, including to comply with any changes in positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under certain cash-settled derivatives contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the contract.

Investment in Wholly-Owned Subsidiaries. In accordance with the Prospectus, the Fund may invest a portion of its assets in one or more wholly-owned subsidiaries (referred to herein collectively as the “Subsidiary”). The Subsidiary is an exempted company organized under the laws of the Cayman Islands. The Fund may invest in the Subsidiary in order to gain exposure to certain investments, including commodities investments, within the limitations of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to “regulated investment companies.” The Fund will invest no more than 15% of its assets in the Subsidiary. The Subsidiary’s commodity-linked investments (including commodity-linked futures contracts, structured notes, swaps and options) are expected to produce leveraged exposure to the performance of the commodities markets. The Subsidiary may also invest in investment-grade fixed income securities that may serve as collateral for its commodity-linked positions and similarly may hold cash or cash equivalents.

The Subsidiary is overseen by its own board of directors. However, the Fund’s Board maintains oversight responsibility for investment activities of the Subsidiary generally as if the Subsidiary’s investments were held directly by the Fund. The Adviser is responsible for the Subsidiary’s day-to-day business pursuant to the Advisory Agreement, and the Sub-Adviser selects the Subsidiary’s investments pursuant to an Addendum to the Sub-Advisory Agreement with the Adviser. Under these agreements, the Adviser and the Sub-Advisers provide the Subsidiary with the same type of management and sub-advisory services, under the same terms as are provided to the Fund. The Subsidiary has entered into addenda to the Fund’s administrative and custody agreements for the provision of the same services as are being provided to the Fund. The Subsidiary bears the fees and expenses incurred in connection with the advisory, administrative and custody services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund’s assets.

The financial information of the Subsidiary will be consolidated into the Fund’s financial statements, as contained within the Fund’s annual and semi-annual reports provided to shareholders.

Changes in U.S. laws (where the Fund is organized) and/or the Cayman Islands (where the Subsidiary is organized) could prevent the Fund and/or the Subsidiary from operating as described in the Fund’s Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax. If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary provide exposure similar to that held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See “Investing in Wholly-Owned Subsidiary Risk” below. See also applicable tax risk in “Dividends, Distributions and Taxes– Investments in Underlying Funds and Subsidiary.”

Investing in Wholly-Owned Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is subject to the same principal risks that the Fund is subject to (which are described in the Prospectus and this SAI). There can be no assurance that the investment objective of the Subsidiary will be achieved. In addition, the Subsidiary is not registered under the 1940 Act and, except as otherwise noted in the Prospectus, is not subject to the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In managing the Subsidiary’s investment portfolio, the Adviser will manage the Subsidiary’s portfolio in accordance with the Fund’s investment policies and restrictions.

Investments in Unregistered Underlying Funds. The Underlying Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund, as an investor in these Underlying Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

Reliance on Information Provided by Managers of Underlying Funds (“Managers”). The Fund relies primarily on information provided by Managers in valuing its investments in Underlying Funds (particularly those that are not registered investment companies). Investors should recognize that valuations of illiquid securities, such as interests in certain Underlying Funds, involve various judgments and consideration of factors that may be subjective. There is a risk that inaccurate valuations provided by Managers could adversely affect the value of the Fund and, therefore, the amounts shareholders receive upon the redemption of shares. A Manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated by the Adviser. There can be no assurance that a Manager will provide advance notice of any material change in an Underlying Fund’s investment program or policies and thus, the Fund’s investment portfolio may be subject to additional risks which may not be promptly identified by the Adviser.

Additional Fees and Expenses. By investing in the Underlying Funds indirectly through the Fund, an investor bears a pro rata portion of the asset-based fee and other expenses of the Fund, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations and other expenses borne by the Fund as an investor in Underlying Funds.

Independent Managers. Investment decisions of the Underlying Funds and the Sub-Advisers are made by the Managers and the Sub-Advisers independently of each other. As a result, at any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund or by a Sub-Adviser. Consequently, the Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

Liquidity Implications. The Fund may not be able to withdraw its investment in certain Underlying Funds promptly after it has made a decision to do so, which may result in a loss to the Fund and adversely affect the Fund’s investment return.

Limitations on Voting Rights of Underlying Funds. To the extent the Fund purchases non-voting securities of an Underlying Fund or waives its right to vote its securities with respect to Underlying Funds, it will not be able to vote on matters that require the approval of the investors in the Underlying Fund, including matters that could adversely affect the Fund’s investment in the Underlying Fund.

The Fund will waive its voting rights of Underlying Funds only pursuant to a negotiated, contractual agreement. The waivers may be irrevocable by the Fund. The Adviser will make the determination to waive voting rights pursuant to policies adopted by the Board of Trustees.

In addition, the Fund may waive its voting rights or invest in non-voting securities in order to avoid being an “affiliated person” for purposes of the 1940 Act. Section 17 of the 1940 Act prohibits certain transactions involving a fund and its “affiliated persons”. “Affiliated persons” include shareholders of 5% or more of a fund’s outstanding voting securities or any issuer whose securities a fund holds 5% or more; control persons of a fund; officers, trustees, or other employees of a fund and a fund’s investment adviser. These prohibitions are designed to prevent conflicts of interest in which insiders may use a fund to benefit themselves to the detriment of a Fund and its shareholders.

Investment Restrictions

The Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. When used in this SAI and in the Prospectus, a “majority” of the Fund’s outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.	With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitations do not apply to U.S. Government securities and securities of other investment companies).
2.	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.
3.	Borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.
4.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act, in connection with the disposition of its portfolio securities.
5.	Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements or other transactions in a manner consistent with the Fund’s investment policies.
6.	Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or that are issued by companies or Underlying Funds that invest or deal in real estate or real estate investment trusts.
7.	Invest in commodities, except that the Fund may: purchase and sell commodity futures and related instruments, foreign currency, options, futures and forward contracts, including those related to indices, and options on indices; invest in commodity pools (such as the Subsidiary) and other entities that purchase and sell commodities and commodity contracts; and otherwise invest in commodity contracts and related instruments/derivatives consistent with the Fund’s investment policies.

8.	Invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry.

The investment restrictions and other policies described in the Prospectus and this SAI do not apply to Underlying Funds. With the exception of any applicable asset coverage requirements prescribed by Section 18 of the 1940 Act, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the value of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. In determining whether the Fund has invested in accordance with its investment restrictions, the Adviser may use the Global Industry Classification Standard produced by S&P or may in its sole discretion use another reasonable classification methodology.

MANAGEMENT OF THE TRUST

Board of Trustees

The Board of Trustees has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund’s investment program. It has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board of Trustees also oversees the Fund’s risk management processes, primarily through the functions (described below) performed by the Audit Committee.

Henry P. Davis, a Managing Director and Partner of the Adviser, serves as chairman of the Board of Trustees (the “Chairman”). Although he is an “interested person” of the Trust, as defined by the 1940 Act, the Board of Trustees believes that by having the Trust’s principal executive officer serve as Chairman, it can more effectively conduct the regular business of the Trust and that through its regularly-scheduled executive sessions, the Independent Trustees (defined below) have an adequate opportunity to serve as an independent, effective check on management and to protect shareholders’ interests. Furthermore, as summarized below, the Board of Trustees has two committees performing critical functions for the Trust’s governance and operations: the Audit Committee and the Nominating Committee, both of which are comprised exclusively of Independent Trustees. Although the Trust does not have a “lead” Independent Trustee, the Board of Trustees believes that adequate independent leadership is present given the relatively small size of the Board of Trustees (75% of which is represented by Independent Trustees) and that each of the Trust’s critical committees of the Board of Trustees (Audit and Nominating) is chaired by an Independent Trustee.

Information regarding each of the Trustees and officers of the Trust, including their principal occupations during the past five years, is set forth below. The “Fund Complex” includes the Fund, Arden Alternative Strategies Fund, Arden Variable Strategies Fund, Arden Sage Multi-Strategy Fund, L.L.C., Arden Sage Multi-Strategy Master Fund, L.L.C., Arden Sage Multi-Strategy Institutional Fund, L.L.C., Arden Sage Triton Fund, L.L.C., and Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C. Arden Alternative Strategies Fund and Arden Variable Alternative Strategies Fund are also series of the Trust. The business address of each Trustee and officer is c/o Arden Asset Management LLC, 375 Park Avenue, 32nd Floor, New York, New York 10152.

NAME, AGE, AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY Trustees	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY Trustees
DISINTERESTED Trustees
Charles S. Crow, III, 63 Trustee	Indefinite/Since September 2012	Mr. Crow has been a partner of the law firm of Crow & Associates since 1981.	8	Member of the Board of Directors of 1st Constitution Bank; Member of the Board of Trustees of Centurion Ministries, Inc.
Richard B. Gross, 65 Trustee	Indefinite/Since September 2012	Mr. Gross is a lawyer and former senior banking executive. From 1998 through 2001, he served as Managing Director and General Counsel of U.S. Trust, a 150-year old banking firm specializing in investment management and fiduciary services.	8	Member of the Board of Trustees of the Randall’s Island Park Alliance, Inc., a not-for-profit organization working in partnership with the City of New York/Parks & Recreation.
David C. Reed, 62 Trustee	Indefinite/Since September 2012	Mr. Reed is the Chief Executive Officer, principal owner and co-founder of Mapleton Nurseries (1998-present). He is also the Managing Director of Reed & Company (1995-present).	8	Member of the Board of Directors of 1st Constitution Bank.
INTERESTED Trustee[1]
Henry P. Davis, 47 Interested Trustee and Chief Executive Officer	Indefinite/From July 2012	Mr. Davis is a Managing Director and Partner of the Adviser (2001-present).	3	N/A

1 Trustee who is an “interested person” (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.

NAME, AGE, AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY Trustees	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY Trustees
OFFICERS WHO ARE NOT Trustees
Andrew M. Katz, 35 Chief Financial Officer	Indefinite/From September 2012	Mr. Katz is Chief Financial Officer and Managing Director of the Adviser (January 2013-present). From 2003 to December 2012, Mr. Katz was Controller and an Executive Director of the Adviser.	N/A	N/A
Thomas G. Kennedy, 43 Chief Compliance Officer	Indefinite/From September 2012	Mr. Kennedy is Chief Compliance Officer and a Managing Director of the Adviser. (July 2008–present). From 2005 to 2008, Mr. Kennedy was a Compliance Director of various units of Citigroup Private Bank.	N/A	N/A

The Trustees serve on the Board of Trustees for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Trustee may be removed either by a vote of two-thirds (2/3) of the Trustees not subject to the removal vote or by a vote of shareholders holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all shareholders. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee so long as immediately after the appointment, at least two-thirds (2/3) of the Trustees then serving have been elected by the shareholders. The Board of Trustees may call a meeting of shareholders to fill any vacancy in the position of a Trustee, and must do so within 60 days after any date on which the Trustees who were elected by the shareholders cease to constitute a majority of the Trustees then serving.

As of the date of this SAI, other than as described above, none of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Fund, the Adviser or its affiliates (the “Independent Trustees”) who is a manager, director or trustee of another fund or investment company whose adviser and principal underwriter is affiliated with the Adviser has held any other position with: (i) the Fund; (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser; (iii) the Adviser or other affiliate of the Fund; or (iv) any person controlling, controlled by or under common control with the Adviser.

As of the date of this SAI, the Trustees and officers as a group owned an aggregate of less than 1% of the outstanding shares of the Fund and none of the Independent Trustees or any of their immediate family members owned beneficially or of record any securities in the Adviser. Prior to the commencement of operations of the Fund, Arden Asset Management LLC will be the sole shareholder of the Fund and may be considered a controlling person of the Fund.

Compensation

The following table sets forth certain information regarding the compensation expected to be received by the Independent Trustees, for the Trust’s first fiscal year ending October 31, 2013, from the Fund and from all registered investment companies for which the Adviser or its affiliates serves as investment adviser. No compensation is paid by the Trust to Trustees who are “interested persons” (as defined by the 1940 Act), if any, of the Trust or the Adviser.

COMPENSATION TABLE FOR FISCAL YEAR
ENDING OCTOBER 31, 2013

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex

Charles S. Crow, III	$10,000	$0	$0	$34,000

Richard B. Gross	$10,000	$0	$0	$34,000

David C. Reed	$10,000	$0	$0	$34,000

Henry P. Davis*	N/A	N/A	N/A	N/A

* Interested person of the Trust.

The Independent Trustees are each paid an annual retainer of $10,000 by the Trust, and are reimbursed for travel-related expenses. It is estimated that each Independent Trustee would receive a total of $34,000 per year (plus expenses) from the funds in the Fund Complex. The Trustees do not receive any pension or retirement benefits from the funds in the Fund Complex.

Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of March 31, 2013.

Name of Trustee	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Charles S. Crow, III	$0	$0
Richard B. Gross	$0	$0
David C. Reed	$0	$0
Henry P. Davis, Interested Trustee	$0	$0

* The family of registered investment companies includes the Fund.

No Independent Trustee or his immediate family member owns beneficially or of record any security of the Adviser, principal underwriter of the Fund or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the Fund.

Board Committees

The Board of Trustees has formed an Audit Committee consisting of the Independent Trustees. The primary duties of the Audit Committee are: (i) to recommend to the full Board of Trustees and to approve the independent registered public accounting firm to be retained by the Trust each fiscal year; (ii) to meet with the Trust’s independent registered public accounting firm as the Audit Committee deems necessary; (iii) to review and approve the fees charged by the registered public accounting firm for audit and non-audit services; (iv) to oversee the Trust’s risk management processes by, among other things, meeting with the Trust’s auditors and overseeing the Trust’s disclosure controls and procedures (including the Trust’s internal controls over financial reporting); and (v) to report to the full Board of Trustees on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Board of Trustees has adopted a written charter for the Audit Committee. As the Fund is newly organized, no meetings of the Audit Committee were held in the last fiscal year.

The Board of Trustees has also formed a Nominating Committee comprised of the Independent Trustees to which the discretion to select and nominate candidates to serve as Independent Trustees has been committed. While the Nominating Committee is solely responsible for the selection and nomination of the Independent Trustees, the Nominating Committee may consider nominations for the office of Independent Trustee made by investors in the Trust or by Trust management as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to Mr. Davis that include biographical information and set forth the qualifications of the proposed nominee. As the Fund is newly organized, no meetings of the Nominating Committee were held in the last fiscal year.

Although the Board of Trustees does not have a formal diversity policy, the Board of Trustees endeavors to comprise itself of members with a broad mix of professional backgrounds. Thus, the Nominating Committee and the Board of Trustees accorded particular weight to the individual professional background of each Independent Trustee, as reflected by Mr. Gross’s experience as a corporate and banking lawyer and as a senior banking executive, Mr. Reed’s experience as an auditor and an entrepreneur and Mr. Crow’s experience as a lawyer handling, among other things, private investment funds. In considering the nominees for election as Trustees, the Nominating Committee and the Board of Trustees took into account a variety of factors, including each nominee’s professional background and experience. In addition, the Board of Trustees considered that each Trustee also serves as a manager of each of the other funds in the Fund Complex. In this regard, the Board of Trustees accorded weight to the efficiencies associated with maintaining a common directorship for a single Fund Complex. They also took into account the good rapport among these individuals, as they have worked together on the boards of the other funds in the Fund Complex since 2004, and they considered the small size of the Board. The Independent Trustees also considered that Mr. Davis is not an Independent Trustee, but recognized that he is a senior management representative of the Adviser, and, as such, helps foster the Board of Trustees’ direct access to information regarding the Adviser, which is the Fund’s most significant service provider.

Organization and Management of Wholly-Owned Subsidiaries

As described herein and in the Prospectus, the Fund may invest up to 15% of its total assets in one or more of its wholly-owned subsidiaries (previously defined collectively as the “Subsidiary”). At the commencement of operations of the Fund it is expected that, initially, one Subsidiary of the Fund will operate to provide the Fund with exposure to commodities markets and other investments. Any Subsidiary is an exempted company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands. The Subsidiary’s affairs are overseen by its own board of directors. However, the Board of the Fund maintains oversight responsibility for investment activities of the Subsidiary generally as if the Subsidiary’s investments were held directly by the Fund. The following individuals serve as Directors of the Subsidiary:

NAME, AGE, AND POSITION WITH THE SUBSIDIARY	TERM OF OFFICE AND LENGTH OF TIME SERVED AT THE SUBSIDIARY	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Averell H. Mortimer	Indefinite/From November 2012	Founder and Chief Executive Officer of the Adviser. Mr. Mortimer is also chairman of the Adviser’s Investment Committee and is responsible for the firm’s overall investment process. With over twenty years’ experience on Wall Street, Mr. Mortimer has worked in a variety of investment fields, including investment banking, venture capital and investment management. Mr. Mortimer received a B.A. from the University of Colorado in 1980 and an M.B.A. from Columbia University’s School of Business in 1984.

NAME, AGE, AND POSITION WITH THE SUBSIDIARY	TERM OF OFFICE AND LENGTH OF TIME SERVED AT THE SUBSIDIARY	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Henry P. Davis	Indefinite/From November 2012	Managing Director at the Adviser and member of the Adviser’s Investment Committee. Mr. Davis is responsible for supervising the firm’s research activities and is also actively involved in manager selection and portfolio management for each of the Arden funds. Prior to joining the Adviser, Mr. Davis was an investment advisor to several high net worth families with responsibility for manager selection, oversight and asset allocation decisions. Previously, Mr. Davis was an attorney with Davis Polk & Wardwell, specializing in corporate and asset management work for hedge funds and other investment vehicles. Mr. Davis is a graduate of Yale Law School and Cornell University, where he graduated summa cum laude and was elected to Phi Beta Kappa in 1988.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

Investment Adviser

Arden Asset Management LLC, located at 375 Park Avenue, 32nd Floor, New York, New York 10152, manages the investments of the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). The Adviser, a Delaware limited liability company, is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser is controlled primarily by Arden Asset Management, Inc. (“AAM INC”) as the controlling member although various individual senior staff of the Adviser have been issued membership interests entitling them to share in the profits of the Adviser. Averell H. Mortimer controls AAM INC. Mr. Mortimer also serves as Chief Executive Officer of the Adviser. The Adviser is an independent investment management firm dedicated exclusively to creating and managing portfolios of hedge funds since 1993. The Adviser provides investment advisory services and management services to commingled private investment funds. The Adviser also serves as investment manager or management company to other customized portfolios, and provides investment advice and management services to customized portfolios, on either a discretionary or non-discretionary basis.

Pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”), the Adviser is responsible for developing, implementing and supervising the Fund’s investment program and providing day-to-day management services to the Fund. The agreement authorizes the Adviser to implement the Fund’s investment program. The Adviser is authorized, subject to the approval of the Board of Trustees, to retain one or more Sub-Advisers, other organizations, including its affiliates, to provide any or all of the services required to be provided by the Adviser to the Fund or to assist in providing these services. To the extent that the Adviser retains a sub-adviser to manage the assets of the Fund, the Adviser is responsible under the Advisory Agreement to review and supervise the services provided by the sub-adviser. The Adviser also provides office space, telephone services and utilities, and administrative, secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Advisory Agreement.

Under the Advisory Agreement, the Fund pays the Adviser a monthly fee that is accrued daily at an annual rate that declines on additional assets as the Fund grows, as follows (applicable to each Share Class): 1.85% of the first $1 billion of average annual net assets of the Fund, 1.65% of the next $1 billion and 1.50% on average annual net assets over $2 billion.

The Advisory Agreement may be continued in effect from year to year after its initial two-year term if its continuance is approved annually by either the Board of Trustees or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and the Sub-Advisory Agreements will be available in the Fund’s first report to shareholders.

Portfolio Managers of the Adviser

The following table provides information regarding accounts managed by the Fund’s Portfolio Managers, Averell H. Mortimer, Henry P. Davis, Ian McDonald and Shakil Riaz, as of March 31, 2013:

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Averell H. Mortimer	6	$1,074,615,509	31	$1,970,863,877	12	$3,256,955,218
Henry P. Davis	6	$1,074,615,509	31	$1,970,863,877	12	$3,256,955,218
Ian McDonald	6	$1,074,615,509	31	$1,970,863,877	12	$3,256,955,218
Shakil Riaz	6	$1,074,615,509	31	$1,970,863,877	12	$3,256,955,218

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Portfolio Manager	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
Averell H. Mortimer	0	0	17	$1,574,488,191	7	$1,539,055,129
Henry P. Davis	0	0	17	$1,574,488,191	7	$1,539,055,129
Ian McDonald	0	0	17	$1,574,488,191	7	$1,539,055,129
Shakil Riaz	0	0	17	$1,574,488,191	7	$1,539,055,129

Investment decisions of the Adviser are made with oversight by the Investment Committee. The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk, strategy, and geographic region, and to review strategy decisions.

Compensation Program for Portfolio Managers of the Adviser

Compensation for the portfolio managers is a combination of a fixed salary and a bonus. The bonus paid to a portfolio manager for any year may be tied, in part, to the performance of the Fund or any other fund managed by the Adviser during such year as compared to the performance of the HFR Fund of Funds Composite Index or another index or indices deemed relevant by the senior management of the Adviser. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support. As part of their compensation, the portfolio managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus without any contribution from the Adviser into a tax-qualified retirement plan and are also eligible to participate in profit-sharing plans with the Adviser.

Fund Ownership of Portfolio Managers

The following table sets forth the dollar range of shares beneficially owned by the portfolio managers as of March 31, 2013.

Portfolio Manager	Dollar Range
Averell H. Mortimer	None
Henry P. Davis	None
Ian McDonald	None
Shakil Riaz	None

Other Information

Certain Arden entities, but not the Fund, were named in claims by the Fairfield Sentry Foreign Representatives in bankruptcy and the Madoff trustee in bankruptcy based on certain Arden vehicles having been past redeemers from so-called feeder funds. The Arden management company is bearing all expenses relating to these claims, which Arden believes to be without merit, and Arden believes that there will not ultimately be any recovery under these claims. Accordingly, Arden believes these claims are not material to the Arden management company or any other Arden entity.

Sub-Advisers AND SUB-Advisory Agreements

The Fund’s Board has approved the Adviser’s retention of the following Sub-Advisers with respect to the Fund pursuant to separate sub-advisory agreements with each Sub-Adviser (“Sub-Advisory Agreements”). The fee paid to each Sub-Adviser by the Adviser is governed by its respective Sub-Advisory Agreement. Information relating to individual Sub-Advisers has been provided by that Sub-Adviser.

Investment Strategy	Sub-Adviser
Event Driven	Babson Capital Management LLC
Equity Hedge (Long/Short)	Chilton Investment Company, LLC
Relative Value	CQS (US), LLC
Global Macro/Tactical and Other	D. E. Shaw Investment Management, L.L.C.
Global Macro	Eclectica Asset Management LLP
Global Macro	Estlander and Partners, Ltd.
Relative Value	MatlinPatterson -- MPAM Credit Trading Partners,L.P.
Equity Hedge (Long/Short)	Numeric Investors LLC
Relative Value (Equity)	PEAK6 Advisors LLC
Relative Value (Equity)	Santa Fe Partners LLC
Event Driven	York Registered Holdings, L.P.

Under each Sub-Advisory Agreement, the Sub-Adviser is delegated responsibility for the Fund’s day-to-day management for the assets of the Fund allocated to such Sub-Adviser. Each Sub-Advisory Agreement provides in substance that the Sub-Adviser will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets. The Sub-Advisory Agreements permit each Sub-Adviser to effect securities transactions on behalf of the Fund through associated persons of the Sub-Adviser. The Sub-Advisory Agreements also specifically permit the Sub-Advisers to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although the Sub-Advisers have no current plans to pay a material amount of such compensation.

Each Sub-Advisory Agreement may be continued in effect from year to year after its initial two-year term, subject to approval of its continuance in the same manner as the Fund’s Investment Advisory Agreement. The Sub-Advisory Agreements are subject to termination, without penalty, by the Trustees, or by a majority vote of the outstanding shares of that Fund, or by the Adviser on not less than 30 nor more than 60 days’ prior written notice to the Fund. A Sub-Adviser is permitted to terminate its Sub-Advisory Agreement on 60 days’ prior written notice to the Fund and the Adviser. The Sub-Advisory Agreements also terminate automatically if they are assigned or if the Investment Advisory Agreement terminates with respect to the Fund.

In the discretion of the Adviser, at any time, the Fund may have no assets allocated to one or more Sub-Adviser(s) (i.e., a zero allocation). In fact, at the inception of the Fund (based on a variety of factors, including expected Fund asset levels), it is currently expected that only a minority subset of the above Sub-Advisers will be allocated Fund assets to manage. Allocations may change at any time (or not at all).

The Adviser and the Trust have been granted an exemptive order from the Securities and Exchange Commission (“SEC”) that permits the Adviser to engage additional unaffiliated subadvisers, and to enter into and materially amend an existing or future subadvisory agreement with an unaffiliated subadviser, upon the approval of the Board of Trustees, without obtaining shareholder approval. The exemptive order also exempts the Fund from certain requirements applicable to the disclosure of sub-advisory fees. The initial sole shareholder of the Fund has approved the Fund’s use of this exemptive order.

Conflicts of interest

The Advisory Agreement and Sub-Advisory Agreements do not require the Adviser, Sub-Adviser or their affiliates (together with their members, officers and employees, including those involved in the investment activities and business operations of the Fund) to devote all or any specified portion of their time to managing the Fund’s affairs, but only to devote so much of their time to the Fund’s affairs as they reasonably believe necessary in good faith. The Advisory Agreement and Sub-Advisory Agreements do not prohibit the Adviser, Sub-Advisers or their affiliates from engaging in any other existing or future business, and the Adviser, Sub-Advisers or their affiliates may provide investment management services to other clients or family members of the portfolio managers. In addition, the portfolio managers and affiliates of the Adviser and Sub-Advisers may invest for their own accounts in various investment opportunities, including in hedge funds (which may be managed by the Adviser or a Sub-Adviser). A determination may be made that an investment opportunity in a particular investment fund is appropriate for a portfolio manager or an affiliate of the Adviser or the Sub-Adviser, but not for the Fund. Each of the Adviser, Sub-Adviser and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Brokerage firms affiliated with the Sub-Advisers may execute securities transactions on behalf of the Fund consistent with the provisions of the 1940 Act and consistent with seeking best execution.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund. The Adviser’s and Sub-Advisers’ portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser and Sub-Advisers may vary among these accounts and the Adviser’s and Sub-Advisers’ portfolio managers may personally invest in these accounts. These factors could create conflicts of interest because the Adviser’s and Sub-Advisers’ portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the Adviser’s and Sub-Advisers’ portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Adviser’s and Sub-Advisers’ portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Adviser’s and Sub-Advisers’ portfolio managers are generally managed in a similar fashion and the Adviser and Sub-Advisers have a policy that seeks to allocate opportunities on a fair and equitable basis.

The Adviser and Sub-Adviser also manage other investment vehicles (the “Related Accounts”). The Related Accounts may invest in the same securities, Underlying Funds as the Fund or in Underlying Funds managed by a Sub-Adviser. As a result, the Related Accounts may compete with the Fund for appropriate investment opportunities. As a general matter, the Adviser and each Sub-Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Adviser for the Related Accounts. The Adviser and each Sub-Adviser will evaluate for the Fund and the Related Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Related Accounts at a particular time. Because these considerations may differ for the Fund and the Related Accounts in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and each of the Related Accounts will differ. The Adviser and each Sub-Adviser will, however, attempt to allocate these investment opportunities in an equitable manner. In doing so, the Adviser and Sub-Adviser will take into account applicable laws and regulations, particularly those impacting registered investment companies, like the Fund, and its affiliates, including the Related Accounts. For example, due to certain affiliated transaction restrictions, a Sub-Adviser may in its sole discretion choose to exclude the Fund from participation in certain investment strategies or opportunities pursued by its Related Accounts (which absent participation by an affiliated registered investment company, like the Fund, would be a permissible transaction for the Related Accounts). This could adversely affect the Fund as this exclusion, and any other regulatory-related restrictions on the Fund, could cause the Fund’s performance and strategies to deviate materially from those of the Related Accounts. Further, for example, due to the foregoing considerations, a Sub-Adviser pursuing an event-driven strategy may choose:

•	Not to purchase securities of a company where the Sub-Adviser intends to pursue a shareholder activist strategy for the Fund assets allocated to them or may sell such securities once it determines to pursue such a strategy, although it may purchase or continue to hold such securities for Related Accounts;

•	Not to engage in short sales of company securities, although the Sub-Adviser may engage in such short sales on behalf of Related Accounts; or

•	To engage in more or less frequent trading for the Fund assets allocated to them than for Related Accounts.

Other present and future activities of the Adviser, Sub-Advisers, the portfolio managers, the Trust’s administrator and/or their affiliates may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser will attempt to resolve such conflicts in a fair and equitable manner.

Brokerage

The Adviser and, to a significantly greater extent, each Sub-Adviser is directly responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for the assets of the Fund. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is applicable to securities traded in certain over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Adviser expects that each Sub-Adviser will generally select brokers and dealers to effect transactions substantially in the manner set forth below. However, no guarantee or assurance can be made that a Sub-Adviser will adhere to, and comply with, its stated practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of the Fund, each Sub-Adviser will seek to obtain the best execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. As described below, Sub-Advisers may place orders with brokers that provide research services. Certain Sub-Advisers may comply with the safe harbor under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Safe Harbor”), with respect to the receipt of such services. The Adviser considers the broker selection process employed by a Sub-Adviser in determining whether to hire the Sub-Adviser. Each Sub-Adviser generally will seek reasonably competitive commission rates. However, Sub-Advisers will not necessarily pay the lowest commission available on each transaction.

Consistent with the principle of seeking best execution, a Sub-Adviser may place brokerage orders with brokers (including affiliates of the Adviser or Sub-Adviser) that provide the Sub-Adviser and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of a Sub-Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Sub-Adviser or its affiliates in providing services to clients other than the Fund. In addition, not all of the supplemental information is used by Sub-Advisers in connection with Fund. Conversely, the information provided to Sub-Advisers by brokers and dealers through which other clients of the Sub-Advisers effect securities transactions may be useful to the Sub-Advisers in providing services to the Fund. To the extent the Adviser manages a portion of the Fund directly, it or Managers of the Underlying Funds would expect to employ brokerage practices generally consistent with the foregoing.

DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

The Trust has adopted a written policy relating to disclosure of its portfolio holdings governing the circumstances under which disclosure may be made to shareholders and third parties of information regarding the portfolio investments held by the Fund. This policy is designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of Fund shareholders and includes procedures to address conflicts between the interests of Fund shareholders and those of the Adviser, Distributor or any affiliated person of the Fund, the Adviser or the Distributor. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q). These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Except for these reports, or as otherwise specifically permitted by the Trust’s policy, information regarding the Fund’s portfolio holdings may not be provided to any person.

Information regarding the Fund’s portfolio investments, and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund. In connection with any such arrangement, the recipient of the information must agree to maintain the confidentiality of the information and to use the information only to facilitate its rating or ranking of the Fund. The Fund’s policy does not prohibit disclosure of information to the Adviser or to other service providers to the Trust (including its administrator, distributor, custodian, legal counsel and auditors). The Fund’s Chief Compliance Officer (“CCO”) is authorized to approve other arrangements under which information relating to portfolio securities held by, or purchased or sold by, the Fund is disclosed to shareholders or third parties, subject to a requirement that the CCO concludes (based upon various factors that he or she deems necessary, in consultation with Fund counsel) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and the Fund and is unlikely to affect adversely the Trust or the Fund.

The CCO is responsible for monitoring the use and disclosure of information relating to the Fund’s portfolio investments and is also responsible to report to the Board at least annually regarding the effectiveness of the Trust’s compliance program, including its policy governing the disclosure of portfolio holdings and any material violations of that policy. Under the Trust’s policy, the Adviser, the Trust and their respective affiliated persons are prohibited from receiving any direct or indirect compensation in consideration of information relating to the Fund’s portfolio investments held, purchased or sold by the Fund.

Consistent with the Trust’s policy, information relating to the Fund’s portfolio investments are provided to certain persons as described in the following table. Such persons are subject to duties not to trade on such information. There are no other arrangements in effect involving the disclosure of information regarding the Fund’s portfolio holdings.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions
Adviser	Daily	Ethical
Sub-Adviser	Daily	Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Auditor	During annual audit and other reviews of financial statements	Ethical
Legal Counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review.	Ethical
Printers	Twice a year. Printing semi-annual and annual reports.	No formal restrictions in place. However, printer would not receive portfolio information until at least 30 days old.

CODE OF ETHICS

The Adviser, the Sub-Advisers and their affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by the Adviser, the Sub-Advisers and their affiliates (including personnel of the Adviser and the Sub-Advisers) that are the same, different or made at a different time than positions taken for the Fund. In order to mitigate the possibility that the Fund will be adversely affected by this personal trading, the Fund has adopted a code of ethics and furthermore the Adviser and the Sub-Advisers have adopted codes of ethics (collectively with the Fund’s code of ethics, the “Codes of Ethics”) in compliance with Rule 17j-1 under the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Future investment activities of the Adviser, the Sub-Advisers and their affiliates and their principals, managers, partners, directors, officers or employees may give rise to additional conflicts of interest.

PROXY VOTING PROCEDURES

The Adviser votes proxy proposals, amendments, consents or resolutions (collectively, “proxies”), on behalf of the Fund, in a manner that seeks to serve the best interests of the Fund. The Adviser has guidelines addressing how it votes proxies with regard to specific matters. The Board of Trustees permits the Adviser to contract with a third party to obtain proxy voting and related services, including research of current issues. The Adviser has delegated the responsibility to vote proxies to each Sub-Adviser for the Fund’s portfolio securities allocated to such Sub-Adviser in accordance with their respective proxy voting policies and procedures.

Each Sub-Adviser has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that it votes proxies prudently and in the best interest of its advisory clients for whom it has voting authority, including the Fund. The Proxy Voting Policy of each Subadviser also describes how the Subadviser addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Subject to the oversight of the Adviser, each Subadviser (or a designated proxy committee at the Subadviser) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies.

In general, the Adviser seeks to resolve any potential conflicts of interest associated with any proxy by applying the foregoing general policy of seeking to serve the best interests of the Fund. Because the Adviser may purchase and hold interests in Underlying Funds on behalf of the Fund, the Adviser may receive requests soliciting votes or consent for amendments or resolutions affecting the governance of Underlying Funds that are not easily classified as proxies in the traditional sense. As such, the Adviser will treat a request from an Underlying Fund as a proxy when it involves a request to exercise the Fund’s voting authority on, without limitation, proposed amendments to a limited partnership agreement, operating agreement or a memorandum and articles of association, as the case may be, or voting in connection with an annual or special meeting of investors, in each case where the Fund’s vote is counted towards the calculation of whether a quorum or threshold set by the Underlying Fund has been achieved. Specific investor rights or elections requested by Underlying Funds which are not dependent on how other investors vote, such as, without limitation, a choice between acceptance of new terms or an early right of redemption, invitations to invest or transfer to new or changed share classes, or tender offers that are individually exercisable by an investor will not be considered proxies, although they will be exercised in best interest of the Fund. In addition, as described earlier, the Adviser may waive the Fund’s voting rights attributable to the Fund’s interests in Underlying Funds.

Information regarding how the Fund voted any proxies during the most recent twelve-month period ended June 30 will be reported on Form N-PX and will be made available no later than August 31 of each year. Such information can be obtained: (i) without charge, upon request, by calling 1-855-592-7336 (1-855-59-ARDEN); and (ii) on the SEC’s website at www.sec.gov.

DISTRIBUTION

Arden Securities LLC, located at Three Canal Plaza, Portland, Maine 04101, serves as the principal underwriter and exclusive agent for distribution of the Fund’s shares pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distributor is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The offering of the Fund’s shares is continuous.

The Fund offers Class A, Class C, Class I, Class R and Advisor Class shares. Only Class A shares impose any front-end sales charge. Certain Class A Share purchases and all Class C Share purchases are subject to a contingent deferred sales charge imposed on Shares sold within 18 and 12 months, respectively, after purchase.

The Trust has adopted a Plan of Distribution (the “Plan”) with respect to Class A, Class C, Class R and Advisor Class shares of the Fund pursuant to Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Board of Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance. In consideration for the services provided and the expenses incurred by the Distributor pursuant to the Distribution Agreement, the Trust, on behalf of the Fund, pays to the Distributor, out of the assets of Class A, Class C, Class R and Advisor Class shares, a fee in connection with distribution-related and shareholder services of up to 0.25%, 1.00%, 0.50%, and 0.25%, respectively, on an annual basis of the average daily net assets of the respective shares. The Distributor may pay all or a portion of these fees to any registered securities dealer or financial institution (a “Recipient”) who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services. The Distributor provides to the Board of Trustees, and the Trustees review at least quarterly, a written report of all amounts expended pursuant to the Plan. This report includes the identity of the Recipient of each payment and the purpose for which the amounts were expended and such other information as the Board of Trustees may reasonably request. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares so affected. All material amendments of the Plan will require approval by a majority of the Trustees and Independent Trustees.

The Distributor or Recipients shall use the monies paid to it to assist in the distribution and promotion of Class A, Class C, Class R and Advisor Class shares and for the arrangement for, or the provision of, shareholder services to shareholders. Such shareholder services shall include, among other things, furnishing personal services and maintaining shareholder accounts, assisting with purchase and redemption requests, confirming that customers have received the Fund’s prospectus and statement of additional information, if applicable, assisting customers in maintaining proper records with the Trust, answering questions relating to customers’ respective accounts, and aiding in maintaining the investment of their respective customers in shares.

Through the date of this SAI, no fees have been paid under the Plan.

The Adviser (or its affiliates), in its discretion and from its own resources, may pay brokers or other financial intermediaries (“Recipients”) additional compensation based on the aggregate value of shares of the Fund held by customers of the Recipients. In return for the additional compensation, the Fund may receive certain marketing advantages including access to a Recipient’s registered representatives, placement on a list of investment options offered by a Recipient, or the ability to assist in training and educating the Recipient’s registered representatives. The additional compensation may differ among Recipients in amount. The receipt of additional compensation by a Recipient may create potential conflicts of interest between an investor and its financial advisor who is recommending the Fund over other potential investments.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Eligible shareholders may buy or sell shares through a financial advisor. Such financial advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized financial advisor or, if applicable, a financial advisor’s authorized designee, receives the order. You will have to follow the procedures of your financial advisor. Your financial advisor may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your financial advisor. Customer orders will be priced at the Fund’s Net Asset Value next computed after they are received by an authorized financial advisor or the financial advisor’s authorized designee. Your financial advisor is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial advisor must send your payment by the time the Fund prices its shares on the following day. If your financial advisor fails to do so, it may be responsible for any resulting fees or losses.

Your financial advisor may charge you a processing or service fee in connection with the purchase or redemption of shares of the Fund. The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial advisor. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your financial advisor will provide you with specific information about any processing or service fees you will be charged.

The Fund reserves the right to reject any purchase order and to cease the offering of shares. The minimum initial investment for Class A, Class C, Class R and Advisor Class Shares is $1,000. Subsequent investments for those classes must be made in amounts of $500 or more. The minimum initial investment for Class I Shares is $100,000 (with subsequent investments subject to a $1,000 minimum) and they are only offered to certain eligible investors as identified in the Prospectus. The Fund may accept initial and subsequent investments of smaller amounts in its sole discretion, especially during the Fund’s first year of operations. Additionally, for employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisers engaged on behalf of the Fund, and members of their immediate families, the minimum required initial investment in the Fund for Class I Shares is $1,000 and subsequent investments must be made in amounts of $100 or more. The Fund may also waive the minimum investment requirement for purchases by other affiliated entities and certain related advisory accounts and retirement accounts. The subsequent investments minimum amount may be waived in the discretion of the Adviser. The Board may also change minimum investment amounts at any time. The Fund retains the right to refuse to accept an order.

The Board may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

DIVIDENDS, DISTRIBUTIONS AND TAXES

It is the policy of the Trust each fiscal year to distribute substantially all of the Fund’s net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any net short-term capital gains, net of Fund expenses) and net capital gains, if any, to its shareholders. Unless requested otherwise by a shareholder, dividends and other distributions will be automatically reinvested in additional shares of the Fund at the NAV per share in effect on the day after the record date.

The following is a summary of certain aspects of the taxation of the Fund and its shareholders which should be considered by a prospective shareholder. The Fund has not sought a ruling from the Internal Revenue Service (the “Service”) or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues.

This summary of certain aspects of the Federal tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the “Code”) judicial decisions, Treasury Regulations (the “Regulations”) and rulings in existence on the date hereof, all of which are subject to change, possibly with retroactive effect. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

EACH PROSPECTIVE SHAREHOLDER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus and this SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt shareholder is urged to consult its own counsel regarding the acquisition of shares.

The Fund will elect to be classified as an association taxable as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as, a “regulated investment company” under Subchapter M of the Code (a “RIC”). Certain requirements under Subchapter M and additional information regarding the Fund’s tax treatment are described below in “Tax Treatment.”

Tax Treatment

The Fund intends to qualify as a RIC under Subchapter M of the Code. In each year that the Fund so qualifies, it will pay no federal income tax on the earnings or capital gains it distributes to its shareholders. This avoids a “double tax” on that income and capital gains. Shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their shares are held in a retirement account or the shareholder is otherwise exempt from tax). The Adviser will be responsible for reviewing, analyzing and interpreting the format and content of the compliance reports designed for assessing whether the Fund is in compliance with applicable requirements under Subchapter M of the Code.

You should be aware of the following tax implications of investing in the Fund:

—	Dividends paid from net investment income and short-term capital gains are taxable as ordinary income. Dividends paid from net investment taxable income that are designated by the Fund as being derived from “qualified dividend income” are taxable to individuals at the reduced rates currently applicable to long-term capital gains. Distributions of the Fund’s long-term capital gains are taxable as long-term capital gains, without regard to how long you have held your shares.

—	Every calendar year the Fund will send you and the Internal Revenue Service (the “IRS”) a statement showing the amount of any taxable dividends, including the amount that qualifies as qualified dividend income, and other distributions the Fund paid to you in the previous calendar year. The tax information the Fund sends you will separately identify any long-term capital gains distribution the Fund paid to you.

—	Because the share price fluctuates, you may have a capital gain or loss when your shares are redeemed equal to the difference between the price you paid for the shares and the price you received when they were redeemed. Capital gains or losses will be long-term or short-term depending on how long you have held the shares.

—	If you buy shares on the date or just before the date the Fund declares a capital gains distribution, a portion of the purchase price for the shares will be returned to you as a taxable distribution.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. The Fund will identify returns of capital in shareholder notices.

Qualification as a Regulated Investment Company

As a RIC, the Fund does not expect to be subject to U.S. Federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. Qualification as a RIC enables the Fund to “pass through” its distributed income and net capital gains to shareholders without the Fund having to pay tax on them. The Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If the Fund does not qualify as a RIC during any period, it may be treated for U.S. Federal income tax purposes as an ordinary corporation and may receive no tax deduction for payments made to shareholders during that period.

To qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income and net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

To qualify as a RIC, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the Fund’s principal business of investing in stock or securities) or net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code).

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a RIC. Under that test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of “other issuers.” As to each of those “other issuers,” the Fund must not have invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. In addition, no more than 25% of the value of the Fund’s total assets may be invested in (i) the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), (ii) in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses or (iii) the securities of one or more qualified publicly traded partnerships. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

Satisfaction of the various tests that must be met to maintain the Fund’s tax status as a RIC requires significant support from certain of the investment entities in which the Fund invests, including the Underlying Funds. In addition, as a related matter, the Fund is required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from such entities. The risks of not receiving accurate information from such entities include failing to satisfy the RIC qualification tests and incurring the excise tax on undistributed income.

Based on the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for a failure to satisfy the RIC asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. The Modernization Act also sets forth a de minimis exception to a potential failure to satisfy the RIC asset diversification test that would require corrective action but no tax. In addition, the Modernization Act allows for the remedy of a failure to satisfy the RIC source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company. Under Temporary Regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such shareholder’s pro rata portion of the affected expenses, will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A “nonpublicly offered regulated investment company” is a regulated investment company whose shares are not (i) continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act of 1933, as amended), (ii) regularly traded on an established securities market and (iii) held by at least 500 persons at all times during the taxable year.

Investments in the Underlying Funds and Subsidiary

The Fund intends to invest a portion of its assets in the Underlying Funds and a Subsidiary, which may be classified as corporations for U.S. federal tax purposes. Foreign corporations will generally not be subject to U.S. federal income tax unless they are deemed to be engaged in a United States trade or business. Even if not engaged in a United States trade or business, foreign corporations will generally be subject to a withholding tax at a rate of 30% on certain United States source income that is not effectively connected with a United States trade or business.

The Subsidiary will be treated as a controlled foreign corporation, and the Fund will be treated as a “U.S. Shareholder” of the Subsidiary. As a result, the Fund will be required to include in its gross income all of the Subsidiary’s “subpart F income.” “Subpart F income” is generally treated as ordinary income. If a net loss is realized by the Subsidiary, such loss generally is not available to offset the income of the Fund. The recognition by the Fund of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will not be taxable to the extent of its previously undistributed “subpart F income,” and will reduce the Fund’s tax basis in the Subsidiary.

As a RIC, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under Subchapter M of the Code. Commodity-linked investments generate income that is not “qualifying income” for purposes of meeting this 90% test. The IRS previously has issued a number of private letter rulings (“PLRs”) that indicate that certain income from a fund’s investment in a controlled foreign corporation will constitute “qualifying income” for purposes of Subchapter M of the Code. Any such PLR can be relied upon only by the fund to which it was issued. The IRS has suspended issuance of further PLRs pending a review of its position on the matter. If the IRS were to change its position with respect to the conclusions reached in the PLRs (which change in position may be applied retroactively to the Fund), the income from the Fund’s investment in the Subsidiary might not be “qualifying income” and the Fund might not qualify as a RIC for one or more years, which would adversely affect the value of the Fund and the favorable tax treatment of the Fund.

Excise Tax on Regulated Investment Companies

Under the Code, by December 31 of each year, the Fund must distribute, or be deemed to have distributed, an amount at least equal to the sum of (1) 98% of its ordinary income earned from January 1 through December 31 of that year, (2) 98.2% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, and (3) all such ordinary income and capital gains for previous years that were not distributed during those years. If it does not, the Fund must pay a non-deductible 4% excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet these requirements, the Fund might, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions. However, the Board and the Adviser might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Failure to Qualify as a Regulated Investment Company

If, in any taxable year, the Fund fails to qualify as a RIC under the Code, the Fund will (assuming the remedies previously discussed are not exercised) be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a RIC, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, will (assuming the remedies previously discussed are not exercised) constitute dividends, which will generally be eligible for the dividends received deduction available to corporate shareholders. Furthermore, in such event, individual shareholders of the Fund would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. Federal income taxation.

Distributions

Dividends paid out of the Fund’s investment company taxable income will be taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether such dividends are paid in cash or reinvested in additional shares. If a portion of the Fund’s income consists of dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate dividends received deduction. In addition, distributions of investment company taxable income that are designated by the Fund as derived from qualified dividend income are taxed to individuals at the reduced rates currently applicable to long-term capital gain. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Certain holding period and other requirements must be met by both the shareholder and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be. Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held shares. The maximum tax rate applicable to long-term capital gain of individuals is 20%. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder’s basis in its shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in its shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Dividends designated by the Fund and received by corporate shareholders of the Fund will qualify for the dividends received deduction to the extent of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid, (2) to the extent that the Fund is under an obligation to make related payments with respect to positions in substantially similar or related property, or (3) to the extent the stock on which the dividend is paid is treated as debt financed. Moreover, the dividends received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to shares or by applications of the Code.

Shareholders will be notified annually as to the U.S. Federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Sale or Exchange of Shares

Upon the sale or other disposition of shares that a shareholder holds as a capital asset, the shareholder may realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or other disposition will be disallowed to the extent that the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any capital gains distributions received by the shareholder (or amounts credited as undistributed capital gains) with respect to such shares.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must attach to its tax return and also separately file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

Hedging and Derivatives Transactions

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Other Investments

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. Federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in domestic and foreign “high yield” securities. A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. Federal income tax purposes.

As a result of investing in securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. Federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

Passive Foreign Investment Companies

If the Fund purchases shares in passive foreign investment companies (“PFICs”), the Fund may be subject to U.S. Federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. The Fund may take the position that income and gain included pursuant to a QEF election constitutes qualifying income under the income test described above. However, the Service has indicated that it may issue guidance which could affect the manner in which QEF inclusions are treated by the Fund. The Fund may not be able to make a QEF election with respect to many PFICs because of certain requirements that the PFICs would not be able to satisfy. Alternatively, the Fund may, in certain circumstances, be able to elect to mark-to-market at the end of each taxable year its shares in a PFIC. In this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior increases in income. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).

Medicare Tax

For taxable years beginning on or after January 1, 2013, individuals, estates and trusts will be subject to a Medicare tax of 3.8% on “net investment income” (or undistributed “net investment income,” in the case of estates and trusts) for each such taxable year, with such tax applying to the lesser of such income or the excess of such person’s adjusted gross income (with certain adjustments) over a specified amount.2 Net investment income includes net income from interest, dividends, annuities, royalties and rents and net gain attributable to the disposition of investment property. It is anticipated that net income and gain attributable to an investment in the Fund will be included in an Investor’s “net investment income” subject to this Medicare tax.

[2]	The amount is $250,000 for married individuals filing jointly, $125,000 for married individuals filing separately, $200,000 for other individuals and the dollar amount at which the highest income tax bracket for estates and trusts begins.

Section 1256 Contracts

The Code generally applies a “mark-to-market” system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. A Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain listed non-equity options. Section 1256 Contracts held by the Fund at the end of a taxable year of the Fund will be treated for U.S. Federal income tax purposes as if they were sold by the Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as “marking to market”), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Fund’s obligations under such contract), must be taken into account by the Fund in computing its taxable income for the year. Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses.

Unrelated Business Taxable Income

Generally, an exempt organization is exempt from U.S. Federal income tax on its passive investment income, such as dividends, interest and capital gains. This general exemption from tax does not apply to the “unrelated business taxable income” (“UBTI”) of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by “acquisition indebtedness” during the relevant period of time. Tax-exempt U.S. investors will not incur UBTI as a result of leveraged investment activities on the part of the Fund, although a tax-exempt investor may incur UBTI on dividend income paid by the Fund and generally on any gain realized on the sale of shares, if it borrows to acquire shares. Tax-exempt U.S. investors may be subject to UBTI on excess inclusion income allocated to such investor as a result of an investment by the Fund in certain real estate investment trusts. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. Federal tax consequences of an investment in the Fund.

Foreign Taxes

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund will not be eligible to “pass through” to its shareholders the amount of foreign taxes paid by the Fund for foreign tax credit purposes.

Backup Withholding

The Fund may be required to withhold U.S. Federal income tax at a 28% rate from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. Federal income tax liability, provided the required information is furnished to the service.

Foreign Shareholders

U.S. federal income taxation of a shareholder who with respect to the United States is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a “Foreign Shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

Except as provided below, if the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income (other than distributions that consist of long-term capital gains) will be subject to a U.S. federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. This withholding would not apply to amounts properly designated by the Fund as an “interest-related dividend” or a “short-term capital gain dividend” paid with respect to taxable years beginning before 2014. The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a “short-term capital gain dividend” is generally limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income, any capital gains distributions, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. A corporate Foreign Shareholder may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Shareholder, the Fund may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption. See “Backup Withholding” in this section.

Recent legislation generally imposes withholding at a rate of 30% on payments to certain foreign entities (including financial intermediaries) of dividends on and the gross proceeds of dispositions of U.S. common stock, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied. Shareholders should consult their tax advisors regarding the possible implications of this legislation on their investment in the Fund.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Cost Basis Reporting

As part of the Emergency Economic Stabilization Act of 2008, the Fund is required to report to shareholders and the IRS the “cost basis” of shares and the character of realized gains and losses attributable to the redemption of shares. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividend reinvestments, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss.

The Fund will permit shareholders to elect from among several IRS-accepted cost basis methods to calculate the cost basis in their shares. If a shareholder does not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the FIFO (first-in, first-out) method, will be applied to their account. The cost basis method elected or applied may not be changed after the settlement date of a sale of shares.

If a shareholder hold shares through a broker, the shareholder should contact that broker with respect to the reporting of cost basis and available elections for their account.

Prospective investors are urged to consult their own tax advisors regarding specific questions about application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.

Other Taxation

Shareholders may be subject to state, local and foreign taxes on their Fund distributions and on the sale of shares.

The foregoing is a brief summary of certain material tax matters that are pertinent to prospective investors. The summary is not, and is not intended to be, a complete analysis of all provisions of the U.S. Federal tax law which may have an effect on such investments. This analysis is not intended as a substitute for careful tax planning. Accordingly, prospective investors are urged to consult their own respective tax advisors with respect to their own respective tax situations and the effects of this investment thereon.

GENERAL INFORMATION

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program. As part of the Program, the Fund has designated an anti-money laundering officer.

Procedures to implement the Program include, but are not limited to, determining that the Transfer Agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity was not adequately verified under the provisions of the USA PATRIOT Act.

Description of Shares

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value. Currently, the Fund is a series of shares of the Trust, and the Fund offers Class A, Class C, Class I, Class R and Advisor Class shares. The Board has the authority to establish additional series of shares (representing interests in separate investment portfolios of the Trust in addition to the Fund and the Arden Alternative Strategies Fund) and, subject to applicable rules, may establish two or more classes of shares of any series, with the differences in classes representing differences as to certain expenses and share distribution arrangements. Shares are fully paid and non-assessable and have no pre-emptive or conversion rights.

Shareholders of the Fund are entitled to vote, together with the holders of shares of any other series of the Trust, on the election or removal of Trustees and the ratification of the Trust’s independent registered public accounting firm when those matters are voted upon by shareholders. Shareholders are also entitled to vote on other matters as required by the 1940 Act, the Trust’s Declaration of Trust, the Trust’s By-Laws, any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. On these other matters, shares of the Fund will generally vote as a separate class from any other series of the Trust’s shares. Each share (and fractional share) is entitled to one vote (or fraction thereof). However, if shares of more than one series vote together on a matter as a single class, each share (or fraction thereof) will be entitled to the number of votes that equals the net asset value of such share (or fraction thereof) determined as of the applicable record date. All shares have non-cumulative voting rights, meaning that shareholders entitled to cast more than 50% of the votes for the election of Trustees can elect all of the Trustees standing for election if they choose to do so.

Administration

Pursuant to the Administration and Accounting Services Agreement with the Trust (the “Services Agreement”), JPMorgan Chase Bank, N.A.(the “Administrator”), located at One Beacon Street, Boston, Massachusetts 02108, serves as the administrator of the Fund. The Administrator provides various administrative and accounting services necessary for the operations of the Trust and the Fund. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund’s general ledger, the preparation of the Fund’s financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports.

For providing such services, the Administrator receives an asset-based fee, computed daily and paid monthly. The Fund also reimburses the Administrator for certain out-of-pocket expenses.

Custodian

Pursuant to a Custody Agreement with the Trust, JPMorgan Chase Bank, N.A. (the “Custodian”) located at 14201 Dallas Parkway, 2nd Floor, Dallas, TX 75254, acts as the custodian of the Fund’s securities and cash and as the Fund’s accounting services agent. The Custodian is responsible for maintaining custody of the Fund’s cash and investments and retaining subcustodians, including in connection with the custody of foreign securities. As the accounting services agent of the Fund, the Custodian maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund’s business.

Transfer Agent

Pursuant to a Transfer Agent Agreement with the Trust, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) acts as the Fund’s transfer and disbursing agent. The Transfer Agent is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The Transfer Agent provides certain shareholder and other services to the Fund, including furnishing account and transaction information and maintaining shareholder account records. The Transfer Agent is responsible for processing orders and payments for share purchases. The Transfer Agent mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. The Transfer Agent disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For its services as transfer agent, the Transfer Agent receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Independent Registered Public Accounting Firm

The Trust’s independent registered public accounting firm, Ernst & Young LLP (“E&Y”), audits the Trust’s annual financial statements, performs other related audit services, and prepares the Trust’s tax returns. E&Y is located at 5 Times Square, New York, NY 10036.

Trustee and Officer Liability

Under the Trust’s Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees, and certain agents of the Trust are entitled to indemnification under certain circumstances against liabilities, claims, and expenses arising from any threatened, pending, or completed action, suit, or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees, or agents of the Trust, subject to the limitations of the 1940 Act that prohibit indemnification that would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.

Legal Counsel

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as counsel to the Trust. The firm does not represent potential investors in the Fund.

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC. A text-only version of the Registration Statement is available on the SEC’s Internet website, www.sec.gov.

More Information

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting your financial advisor or the Trust directly at:

Arden Investment Series Trust

375 Park Avenue, 32nd Floor,

New York, New York 10152

Telephone: (212) 751-5252

Financial Statements

No financial information is provided for the Fund because it had not commenced operations as of the date of this filing.

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